As filed with the Securities and Exchange Commission on April 25, 2023

File No. 333-187583
File No. 811-22818

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 28	☒
and/or
REGISTRATION STATEMENT
Under the INVESTMENT COMPANY ACT OF 1940
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒
(Check appropriate box or boxes)

Virtus Event Opportunities Trust
(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street
Greenfield, Massachusetts 01301
(Address of Principal Executive Offices)

Jennifer S. Fromm, Esq.
Vice President and Senior Counsel
Virtus Investment Partners, Inc.
One Financial Plaza
Hartford, Connecticut 06103
(Name and Address of Agent for Service)

Copies of All Correspondence to:
Mark D. Perlow Esq.
Dechert LLP
One Bush Street, Suite 1600.
San Francisco, CA 94104-4446

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	On April 28, 2023 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
THE MERGER® FUND VIRTUS EVENT OPPORTUNITIES TRUST

April 28, 2023

TICKER SYMBOL BY CLASS
FUND	A	I
The Merger Fund®	MERFX	MERIX
Virtus Westchester Credit Event Fund	WCFRX	WCFIX
Virtus Westchester Event-Driven Fund	WCERX	WCEIX

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Mutual Funds

This Prospectus provides information concerning the funds that you should consider in determining whether to purchase shares of the funds. None of this Prospectus, the statement of additional information (“SAI”) or any contract that is an exhibit to the funds’ registration statement is intended to give rise to any agreement or contract between the funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

The Merger® Fund

Investment Objective

The fund seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 41 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 67 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Total Other Expenses	0.34%	0.32%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.04%	0.04%
Remaining Other Expenses	0.30%	0.28%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(a)(b)	1.63%	1.36%
Less: Fee Waiver and/or Expense Reimbursement(b)(c)	(0.09)%	(0.11)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)(b)(c)	1.54%	1.25%

(a)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(b)

The information presented regarding the fee waiver and expense limitation may not correlate to the amounts shown in the fund’s financial highlights because the financial highlights reflect a different management fee waiver that was in place for part of the prior fiscal year.

(c)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.46% for Class A Shares and 1.17% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$698	$1,028	$1,380	$2,369
Class I	Sold or Held	$127	$420	$734	$1,626

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 196% of the average value of its portfolio.

The Merger® Fund	1

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”). Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. Because the fund’s subadviser, Westchester Capital Management, LLC, typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the subadviser may seek to hedge the fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.

The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. For purposes of the fund’s 80% policy discussed above, a SPAC is considered to be a merger-arbitrage investment throughout its life cycle.

The fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the fund’s investment objective and strategies, the fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the fund invests in shares of another investment company or ETF, the fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. The fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law. In making merger-arbitrage investments for the fund, the subadviser is generally guided by the following considerations:

▪ securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

▪ before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

▪ in deciding whether or to what extent to invest, the subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

▪ the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the fund’s holdings may be adjusted at any time; and

▪ the subadviser may invest the fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the subadviser’s primary considerations include the subadviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The fund may also loan portfolio securities to earn income.

The subadviser may sell securities at any time, including if the subadviser’s evaluation of the risk/reward ratio is no longer favorable. The fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the fund is so invested, its investment returns may be lower than if it were not so invested, and the fund may not achieve its investment objective.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose

2	The Merger® Fund

money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Merger-Arbitrage and Event-Driven Risk. Merger-arbitrage and event-driven investing involves the risk that the subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the fund to lose money or fail to achieve a desired rate of return.

> Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Portfolio Turnover Risk. The frequency of the fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the fund’s performance. The fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

> Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Hedging Transactions Risk. The subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Special Purpose Acquisition Companies Risk. The fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

> Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Counterparty Risk. There is risk that a party upon whom the fund relies to complete a transaction will default.

> Distressed Securities Risk. Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Exchange-Traded Funds (ETFs) Risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

The Merger® Fund	3

> High-Yield Fixed Income Securities (“Junk Bonds”) Risk. Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

> Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the fund’s ability to use derivative and other instruments and that may require the fund to change how it has been managed historically. The fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the fund and its performance.

> Leverage Risk. When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

> Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Long-Term Maturities/Durations Risk. Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Management Risk. The success of any strategy employed by the subadviser will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

> Mutual Fund Investing Risk. The fund’s performance may be adversely affected by the assets owned by the other mutual funds in which it invests, and the layering of expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> Options Risk. When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the fund may earn premiums from writing call options. For shareholders who hold fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

> Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The information in the bar chart and table shown below provides some indication of the risks of investing in the fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the fund’s performance from year to year over a ten-year period for Class A shares (which were formerly known as Investor Class shares) and the table compares the average annual total returns of the fund’s shares for the 1-year, 5-year, 10-year and since inception periods with those of the ICE BofA US Treasury Bill 3 Month Index. Class I shares (which were formerly known as Institutional Class shares) represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class I shares do not have the same expenses as Class A shares. Class A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee whereas Class I shares are not subject to a front-end sales charge or a 12b-1 fee.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at virtus.com.

4	The Merger® Fund

Calendar year total returns for Class A Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2018, Q2:	3.25%	Worst Quarter:	2015, Q3:	-2.73%	Year to Date (3/31/2023):	0.06%

Average Annual Total Returns (for the periods ended 12/31/22)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class I
	1 Year	5 Years	10 Years	(8/1/2013)
Class A Shares
Return Before Taxes	-4.83%	2.59%	2.21%	—
Return After Taxes on Distributions	-5.99%	1.69%	1.47%	—
Return After Taxes on Distributions and Sale of Fund Shares	-2.71%	1.69%	1.45%	—
Class I Shares
Return Before Taxes	1.01%	4.06%	—	3.10%
ICE BofA US Treasury Bill 3 Month Index (reflects no deduction for fees, expenses or taxes)	1.46%	1.26%	0.76%	0.81%

ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis, is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

Westchester Capital Management, LLC (“Westchester Capital Management”), an affiliate of VIA, is the subadviser to the fund.

Portfolio Management

> Roy D. Behren, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Behren has served as co-portfolio manager of the fund since 2007.

> Michael T. Shannon, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Shannon has served as co-portfolio manager of the fund since 2007.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

The Merger® Fund	5

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

Ask your financial professional or visit your financial intermediary’s website for more information.

6	The Merger® Fund

Virtus Westchester Credit Event Fund

Investment Objective

The fund’s investment objective is to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 41 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 67 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Total Other Expenses	0.54%	0.51%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.01%	0.01%
Remaining Other Expenses	0.53%	0.50%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(a)	1.81%	1.53%
Recapture of expenses previously reimbursed and/or waived(b)	0.02%	0.05%
Total Annual Fund Operating Expenses After Recapture(a)(b)	1.83%	1.58%

(a)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(b)

Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under an expense reimbursement arrangement for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$726	$1,090	$1,478	$2,561
Class I	Sold or Held	$161	$488	$839	$1,828

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 151% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the subadviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities. The fund seeks to

Virtus Westchester Credit Event Fund	7

make investments that the subadviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the subadviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the fund’s principal investment strategies, the fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities.

The fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the fund.

The subadviser seeks to invest in attractive credit-event related opportunities of any kind. Accordingly, the fund may invest in foreign issuers and securities without limit. Also, the fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the fund’s weighted average duration, the subadviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

When the subadviser believes there are sufficient attractive investment opportunities, the subadviser may make investments that involve the use of investment leverage. The fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the subadviser may use on behalf of the fund are the following strategies. The fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the fund’s assets that may be invested in any single type of strategy or investment.

▪ Special Situations Strategy: The fund may invest in the securities of issuers based upon the expectation of the subadviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the fund may seek to use such strategies independently.

▪ Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the fund established its positions.

▪ Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

▪ Distressed/Restructuring Strategies: The fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

▪ Options Strategies: The fund may sell or buy call or put options on its portfolio securities. The fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group. The subadviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the fund’s portfolio securities may occur at any time or not at all. The subadviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes. The fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the subadviser may buy put options and sell call options against a long stock position.

▪ Merger-Arbitrage Strategy: The fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. The success of the merger-arbitrage strategy depends on, among other things, the subadviser’s correct evaluation of the outcome of the event-driven opportunity because the subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization. The fund may employ a variety of

8	Virtus Westchester Credit Event Fund

hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

▪ Investments in SPACs: The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the fund that may be invested in SPACs and, at times, the fund has had as much as half or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the fund’s allocation to different investment strategies and investment types changes over time, the fund may continue to have a significant percentage of its assets invested in SPACs.

▪ Other Strategies: In addition to the above principal investment strategies, the fund’s subadviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall, though under certain conditions the performance of many asset classes and investment strategies, including market neutral strategies, have become highly correlated with the broader market, and may become so again. The fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the fund’s subadviser will largely depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The fund may also invest in other investment companies and exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser or its affiliate. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the fund’s cash position, or obtaining credit exposure to other event-driven strategies when the subadviser determines there are insufficient attractive credit-event related investment opportunities.

▪ The fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies. For example, the fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes. The fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes.

▪ The fund may also loan portfolio securities to earn income.

▪ Although there are no constraints on the number of credit event opportunities the fund may have exposure to, the fund expects to have exposure to between 20 to 40 credit event-related opportunities under normal circumstances. The fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below. Although all of the following are principal risks of investing in the fund and could adversely affect the fund’s net asset value (“NAV”) and performance, an investment in the fund is particularly subject to Merger-Arbitrage and Event-Driven Risk..

> Merger-Arbitrage and Event-Driven Risk. Merger-arbitrage and event-driven investing involves the risk that the subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the fund to lose money or fail to achieve a desired rate of return.

> Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Portfolio Turnover Risk. The frequency of the fund’s transactions will vary from year to year, though event-driven portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when fund shares are held in a taxable account. Higher costs associated with increased portfolio

Virtus Westchester Credit Event Fund	9

turnover reduce the fund’s performance. The fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

> Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Hedging Transactions Risk. The subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

> High-Yield Fixed Income Securities (“Junk Bonds”) Risk. Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Counterparty Risk. There is risk that a party upon whom the fund relies to complete a transaction will default.

> Distressed Securities Risk. Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

> Exchange-Traded Funds (ETFs) Risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

> Large Shareholder Risk. Certain account holders, including the subadviser (or its affiliates) or funds or accounts over which the subadviser or one of its affiliates has investment discretion, may from time to time own or control a significant percentageof the fund’s shares. The fund is subject to the risk that a redemption by large shareholders of all or a portion of their fund shares or a purchase of fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the subadviser or one of itsaffiliates, will adversely affect the fund’s performance if it is forced to sell portfolio securities or invest cash when the subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the fund. Redemptions of a large number ofshares may affect the liquidity of the Fund’s portfolio, increase the fund’s transaction costs and/or lead to the liquidation of the fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

> Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the fund’s ability to use derivative and other instruments and that may require the fund to change how it has been managed historically. The fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the fund and its performance.

> Leverage Risk. When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

> Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Long-Term Maturities/Durations Risk. Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Management Risk. The success of any strategy employed by the subadviser will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

10	Virtus Westchester Credit Event Fund

> Mutual Fund Investing Risk. The fund’s performance may be adversely affected by the assets owned by the other mutual funds in which it invests, and the layering of expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> Options Risk. When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the fund may earn premiums from writing call options. For shareholders who hold fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

> Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Special Purpose Acquisition Companies Risk. The fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

Performance Information

The information in the bar chart and table shown below provides some indication of the risks of investing in the fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the fund’s performance from year to year over the life of the fund for Class I shares (which were formerly known as Institutional Class shares) and the table compares the average annual total returns of the fund’s shares for the 1-year, 5-year and since inception periods with those of the ICE BofA US Treasury Bill 3 Month Index. Class I shares (which were formerly known as Institutional Class shares) represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class I shares do not have the same expenses as Class A shares. Class A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee whereas Class I shares are not subject to a front-end sales charge or a 12b-1 fee.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at virtus.com.

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q4:	13.61%	Worst Quarter:	2020, Q1:	-15.39%	Year to Date (3/31/2023):	3.07%

Virtus Westchester Credit Event Fund	11

Average Annual Total Returns (for the periods ended 12/31/22)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

			Since
			Inception
	1 Year	5 Years	(12/29/2017)
Class I Shares
Return Before Taxes	-4.87%	5.38%	5.37%
Return After Taxes on Distributions	-5.80%	3.61%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	-2.86%	3.46%	3.45%
Class A Shares
Return Before Taxes	-10.49%	3.96%	3.96%
ICE BofA US Treasury Bill 3 Month Index (reflects no deduction for fees, expenses or taxes)	1.46%	1.26%	1.26%

ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis, is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

Westchester Capital Management, LLC (“Westchester Capital Management”), an affiliate of VIA, is the subadviser to the fund.

Portfolio Management

> Roy D. Behren, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Behren has served as co-portfolio manager of the fund since the fund’s inception in 2017.

> Michael T. Shannon, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Shannon has served as co-portfolio manager of the fund since the fund’s inception in 2017.

> Steven Tan, Director of Credit Research and Senior Equity Analyst of Westchester Capital Management. Mr. Tan has served as co-portfolio manager of the fund since the fund’s inception in 2017.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

Ask your financial professional or visit your financial intermediary’s website for more information.

12	Virtus Westchester Credit Event Fund

Virtus Westchester Event-Driven Fund

Investment Objective

The fund seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 41 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 67 of the fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Total Other Expenses	0.46%	0.46%
Dividend and Interest Expense On Short Positions and Borrowing Expense on Securities Sold Short	0.08%	0.08%
Remaining Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(a)	2.00%	1.75%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)(b)	1.92%	1.67%

(a)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.80% for Class A Shares and 1.55% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$734	$1,136	$1,562	$2,743
Class I	Sold or Held	$170	$543	$941	$2,056

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 194% of the average value of its portfolio.

Virtus Westchester Event-Driven Fund	13

Investments, Risks and Performance

Principal Investment Strategies

The fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, equity and/or debt securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the subadviser may use on behalf of the fund are the following strategies. The fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the fund’s assets that may be invested in any single type of strategy or investment.

▪ Merger-Arbitrage Strategy: The fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) The success of the merger-arbitrage strategy depends on, among other things, the subadviser’s correct evaluation of the outcome of the event-driven opportunity because the subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.

▪ Special Situations Strategy: The fund may invest in the securities of issuers based upon the expectation of the subadviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the fund may seek to use such strategies independently.

▪ Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the fund established its positions. Another example might involve the fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

▪ Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the subadviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer. The fund may also invest in issuers to capture special dividends or other distributions.

▪ Distressed/Restructuring Strategies: The fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

▪ Option Income Strategies: The fund may sell, or “write,” call options on its portfolio securities. The fund may also write call options on one or more baskets of stocks, such as the S&P 500® Index or an industry sub-group of the S&P 500® Index. The options written by the fund are considered “covered” if the fund owns the stocks or baskets of stocks against which the options are written. The subadviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the fund’s portfolio securities may occur at any time or not at all. The subadviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The fund may sell call options on substantially all of its portfolio securities.

The fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Subadviser may buy put options and sell call options against a long stock position.

▪ Investments in SPACs: The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company

14	Virtus Westchester Event-Driven Fund

in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the fund that may be invested in SPACs and, at times, the fund has had as much as 40% or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the fund’s allocation to different investment strategies and investment types changes over time, the fund may continue to have a significant percentage of its assets invested in SPACs.

▪ Additional Event-Driven Strategies. In addition to the above strategies, the fund’s Adviser may invest in other investments or utilize other strategies. For example, the fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

*****

In implementing the fund’s investment strategies, the fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including, among others, corporate debt obligations (including defaulted securities and obligations of distressed issuers), those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps. Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the fund’s investment objective and strategies, the fund may invest in U.S. and foreign securities without limit.

The fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. The fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO)), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the subadviser to generate income, to diversify the fund’s investments or for other investing purposes.

The fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The subadviser may seek to hedge the fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options. A put option gives the fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the fund may invest in interest rate swaps, total return swaps, or futures contracts where the subadviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the fund’s investment or risk exposure, and (iv) the fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The fund may invest in other investment companies, including ETFs, closed-end funds and open-end mutual funds, among others. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the fund’s cash position. In addition, the fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the fund’s principal investment strategies. For example, the fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

The fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the fund is so invested, its investment returns may be lower than if it were not so invested, and the fund may not achieve its investment objective.

In making investments for the fund, the subadviser is generally guided by the following considerations:

▪ before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

▪ in deciding whether or to what extent to invest, the subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

▪ the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis. The fund may also loan portfolio securities to earn income.

Virtus Westchester Event-Driven Fund	15

The fund’s holdings may be adjusted at any time. The subadviser may sell securities at any time, including if the subadviser’s evaluation of the risk/ reward ratio is no longer favorable, in order to take advantage of what the subadviser considers to be a better investment opportunity, when the subadviser believes the investment no longer represents a relatively attractive investment opportunity, or when the subadviser perceives deterioration in the credit fundamentals of the issuer.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below. Although all of the following are principal risks of investing in the fund and could adversely affect the fund’s net asset value (“NAV”) and performance, an investment in the fund is particularly subject to Merger-Arbitrage and Event-Driven Risk..

> Merger-Arbitrage and Event-Driven Risk. Merger-arbitrage and event-driven investing involves the risk that the subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the fund to lose money or fail to achieve a desired rate of return.

> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Short Sales Risk. Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Portfolio Turnover Risk. The frequency of the fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the fund’s performance. The fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

> Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Hedging Transactions Risk. The subadviser may not correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the fund.

> Counterparty Risk. There is risk that a party upon whom the fund relies to complete a transaction will default.

> Distressed Securities Risk. Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

> Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Exchange-Traded Funds (ETFs) Risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

16	Virtus Westchester Event-Driven Fund

> High-Yield Fixed Income Securities (“Junk Bonds”) Risk. Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless.

> Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the fund’s ability to use derivative and other instruments and that may require the fund to change how it has been managed historically. The fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the fund and its performance.

> Leverage Risk. When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

> Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Long-Term Maturities/Durations Risk. Debt instruments with longer maturities or durations may experience greater price fluctuations than instruments having shorter maturities or durations.

> Management Risk. The success of any strategy employed by the subadviser will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

> Mutual Fund Investing Risk. The fund’s performance may be adversely affected by the assets owned by the other mutual funds in which it invests, and the layering of expenses associated with the fund’s investment in other funds will cost shareholders more than direct investments would have cost.

> Options Risk. When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the fund may earn premiums from writing call options. For shareholders who hold fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

> Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

> Special Purpose Acquisition Companies Risk. The fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions completed by the SPACs in which the fund invests will be profitable. The values of investments in SPACs may be highly volatile and these investments may also have little or no liquidity.

Performance Information

The information in the bar chart and table shown below provides some indication of the risks of investing in the fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the the performance of the fund’s Class I shares (formerly known as Institutional Class shares) for the period since the fund commenced investment operations consistent with its principal investment strategies (January 2, 2014) through December 31, 2022 and the table compares the average annual total returns of the fund’s shares for the 1-year, 5-year and since inception periods with those of the ICE BofA US Treasury Bill 3 Month Index. Class I shares (which were formerly known as Institutional Class shares) represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class I shares do not have the same expenses as Class A shares. Class A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee whereas Class I shares are not subject to a front-end sales charge or a 12b-1 fee.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at virtus.com.

Virtus Westchester Event-Driven Fund	17

Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q4:	10.46%	Worst Quarter:	2020, Q1:	-12.72%	Year to Date (3/31/2023):	0.97%

Average Annual Total Returns (for the periods ended 12/31/22)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

			Since Inception	Since Inception
			Class I	Class A
	1 Year	5 Years	(1/2/2014)	(3/22/2017)
Class I Shares
Return Before Taxes	-2.79%	4.27%	3.40%	—
Return After Taxes on Distributions	-2.84%	2.82%	2.30%	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.62%	2.76%	2.22%	—
Class A Shares
Return Before Taxes	-8.44%	2.81%	—	3.09%
ICE BofA US Treasury Bill 3 Month Index (reflects no deduction for fees, expenses or taxes)	1.46%	1.26%	0.84%	1.23%

ICE BofA US Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total-return basis, is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

Westchester Capital Management, LLC (“Westchester Capital Management”), an affiliate of VIA, is the subadviser to the fund.

Portfolio Management

> Roy D. Behren, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Behren has served as co-portfolio manager of the fund since the fund commenced investment operations in 2014.

> Michael T. Shannon, Co-President and Co-Chief Investment Officer of Westchester Capital Management. Mr. Shannon has served as co-portfolio manager of the fund since the fund commenced investment operations in 2014.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

18	Virtus Westchester Event-Driven Fund

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Westchester Event-Driven Fund	19

More Information About Fund Expenses

VIA has contractually agreed to limit the total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities, dividend and interest expense on short positions and borrowing expenses on securities sold short), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) through April 30, 2024 of the funds, so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table:

	Class A Shares	Class I Shares
The Merger Fund®	1.46%	1.17%
Virtus Westchester Credit Event Fund(*)	1.80%	1.55%
Virtus Westchester Event-Driven Fund	1.80%	1.55%

(*) Fund expenses currently at or below the capped level.

Following the contractual period, VIA may discontinue these and/or prior arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Additionally, VIA has contractually agreed to waive its management fee for The Merger Fund® so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. The management fee waiver is applied prior to the expense limitation agreement as described above. This fee waiver arrangement will apply until September 30, 2023, unless it is terminated at an earlier time by the fund’s Board of Trustees.

For those funds operating under an expense reimbursement arrangement for the prior fiscal year, total (net) fund operating expenses, including acquired fund fees and expenses, if any, after effect of any expense reimbursement and/or fee waivers were:

	Class A Shares	Class I Shares
The Merger Fund®	1.54%	1.25%
Virtus Westchester Credit Event Fund(*)	1.92%	1.67%
Virtus Westchester Event-Driven Fund	1.91%	1.67%

(*) Reflects expenses under prior expense reimbursement arrangements.

20	Virtus Mutual Funds

More Information About Investment Objectives and Principal Investment Strategies

The investment objectives and principal strategies of each fund are described in this section. Each of the following funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If a fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that a fund will achieve its objective.

Please see the SAI for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the funds.

Virtus Mutual Funds	21

The Merger Fund®

Fundamental Investment Objective:

The fund seeks to achieve capital growth by engaging in merger arbitrage.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”). The fund will not change this policy without providing shareholders with 60 days’ advance written notice. The fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger-arbitrage strategy or for other investment purposes.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. Because the subadviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the subadviser may seek to hedge the fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments. A put option gives the fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The fund may sell (“write”) call options of any kind, including, for example, deep in-the-money call options and naked call options. The fund may sell call options for any purpose, including as part of a strategy to minimize the fund’s trading costs and/or market impact. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration. The fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above. Additionally, the fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The fund also may use derivative transactions with the purpose or effect of creating investment leverage. The fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the fund’s 80% policy described above.

The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. For purposes of the fund’s 80% policy discussed above, a SPAC is considered to be a merger-arbitrage investment throughout its life cycle.

The fund may invest in and/or hold positions in a company where the subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the subadviser may cause the fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the fund receives for the securities the fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the fund would be able to liquidate the position during the pendency of the action if the subadviser determined doing so was in the fund’s best interests.

The fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities. When borrowing money, the fund must follow specific guidelines under the 1940 Act, which allow the fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

The fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the fund’s investment objective and strategies, the fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The fund may also loan portfolio securities to earn income.

The fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the fund invests in shares of another investment company or ETF, the fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the fund’s cash position. The fund may hold a significant portion of its assets in cash, money

22	The Merger Fund®

market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the fund is so invested, its investment returns may be lower than if it were not so invested, and the fund may not achieve its investment objective. The fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

In addition to the above strategies, the fund’s subadviser may invest in other investments or utilize other strategies. For example, the fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization.

The success of those strategies will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

In making merger-arbitrage investments for the fund, the subadviser is generally guided by the following considerations:

▪ securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

▪ before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

▪ in deciding whether or to what extent to invest, the subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

▪ the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the fund’s holdings may be adjusted at any time; and

▪ the subadviser may invest the fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the subadviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The subadviser may sell securities at any time, including if the subadviser’s evaluation of the risk/reward ratio is no longer favorable. For example, the fund’s portfolio managers may sell a fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

The fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs. A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.

The fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the fund’s limitation or requirement.

Temporary Defensive Strategy: Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the fund may, from time to time, take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. The fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities. As a result of taking such a temporary defensive position, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

The Merger Fund®	23

Virtus Westchester Credit Event Fund

Non-Fundamental Investment Objective:

The fund’s investment objective is to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Principal Investment Strategies:

Under normal market conditions, the fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the subadviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities. The fund seeks to make investments that the subadviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the subadviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the fund’s principal investment strategies, the fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities.

The fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the fund. Leveraged loans may be unsecured and may be subordinated to the borrower’s other debt obligations. Leveraged loans tend to carry a higher risk of default and to have higher interest rates than typical loans, and often have variable interest rates that reset frequently.

The subadviser seeks to invest in attractive credit-event related opportunities of any kind. Accordingly, the fund may invest in foreign issuers and securities without limit. Also, the fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the fund’s weighted average duration, the subadviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

When the subadviser believes there are sufficient attractive investment opportunities, the subadviser may make investments that involve the use of investment leverage. The fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the subadviser may use on behalf of the fund are the following strategies. The fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the fund’s assets that may be invested in any single type of strategy or investment.

▪ Special Situations Strategy: The fund may invest in the securities of issuers based upon the expectation of the subadviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the fund may seek to use such strategies independently.

▪ Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the fund established its positions.

▪ Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

▪ Distressed/Restructuring Strategies: The fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

24	Virtus Westchester Credit Event Fund

▪ Options Strategies: The fund may sell or buy call or put options on its portfolio securities. The fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group. The subadviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the fund’s portfolio securities may occur at any time or not at all. The subadviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes.

The fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the subadviser may buy put options and sell call options against a long stock position.

▪ Merger-Arbitrage Strategy: The fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the fund’s potential profit on such an investment. The success of the merger-arbitrage strategy depends on, among other things, the subadviser’s correct evaluation of the outcome of the event-driven opportunity because the subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization. The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

▪ Investments in SPACs: The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the fund that may be invested in SPACs and, at times, the fund has had as much as half or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the fund’s allocation to different investment strategies and investment types changes over time, the fund may continue to have a significant percentage of its assets invested in SPACs.

▪ Other Strategies: In addition to the above principal investment strategies, the fund’s subadviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall. The fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the fund’s subadviser will largely depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

The fund may also invest in other investment companies and ETFs, closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser or its affiliate. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the fund’s cash position, or obtaining credit exposure to other event-driven strategies when the subadviser determines there are insufficient attractive credit-event related investment opportunities.

The fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies. For example, the fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes. The fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes. Additionally, the fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes.

The fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

Virtus Westchester Credit Event Fund	25

The fund may also loan portfolio securities to earn income.

The fund’s holdings may be adjusted at any time. The subadviser may sell securities at any time, including if the subadviser’s evaluation of the risk/ reward ratio is no longer favorable, in order to take advantage of what the subadviser considers to be a better investment opportunity, when the subadviser believes the investment no longer represents a relatively attractive investment opportunity, or when the subadviser perceives deterioration in the credit fundamentals of the issuer.

Although there are no constraints on the number of credit event opportunities the fund may have exposure to, the fund expects to have exposure to between 20 to 40 credit event-related opportunities under normal circumstances. The fund expects to have investment exposure to The fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with th efund’s limitation or requirement.

The fund’s investment objective may be changed without prior notice to shareholders.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

26	Virtus Westchester Credit Event Fund

Virtus Westchester Event-Driven Fund

Non-Fundamental Investment Objective:

The fund seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Principal Investment Strategies:

The fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, equity and/or debt securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the subadviser may use on behalf of the fund are the following strategies. The fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the fund’s assets that may be invested in any single type of strategy or investment.

▪ Merger-Arbitrage Strategy: The fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may determine the fund’s potential profit on such an investment. The fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the fund may borrow the security from a broker or other counterparty and sell it to a third party. The fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) The success of the merger-arbitrage strategy depends on, among other things, the subadviser’s correct evaluation of the outcome of the event-driven opportunity because the subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.

▪ Special Situations Strategy: The fund may invest in the securities of issuers based upon the expectation of the subadviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the fund may seek to use such strategies independently.

▪ Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the fund established its positions. Another example might involve the fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

▪ Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the subadviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer. The fund may also invest in issuers to capture special dividends or other distributions.

▪ Distressed/Restructuring Strategies: The fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

▪ Option Income Strategies: The fund may sell, or “write,” call options on its portfolio securities. The fund may also write call options on one or more baskets of stocks, such as the S&P 500® Index or an industry sub-group of the S&P 500® Index. The options written by the fund are considered “covered” if the fund owns the stocks or baskets of stocks against which the options are written. The subadviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the fund’s portfolio securities may occur at any time or not at all. The subadviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The fund may sell call options on substantially all of its portfolio securities.

The fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the subadviser may buy put options and sell call options against a long stock position.

Virtus Westchester Event-Driven Fund	27

▪ Investments in SPACs: The fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the fund that may be invested in SPACs and, at times, the fund has had as much as 40% or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the fund’s allocation to different investment strategies and investment types changes over time, the fund may continue to have a significant percentage of its assets invested in SPACs.

▪ Additional Event-Driven Strategies. In addition to the above strategies, the fund’s subadviser may invest in other investments or utilize other strategies. For example, the fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

The fund may invest in and/or hold positions in a company where the subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the subadviser may cause the fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the fund receives for the securities the fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the fund would be able to liquidate the position during the pendency of the action if the subadviser determined doing so was in the fund’s best interests.

*****

In implementing the fund’s investment strategies, the fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including, among others, corporate debt obligations (including defaulted securities and obligations of distressed issuers),those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps. Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the fund’s investment objective and strategies, the fund may invest in U.S. and foreign securities without limit.

The fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. The fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another NRSRO), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the subadviser to generate income, to diversify the fund’s investments or for other investing purposes.

The fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The subadviser may seek to hedge the fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options. A put option gives the fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above. Additionally, the fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the fund may invest in interest rate swaps, total return swaps, or futures contracts where the subadviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the fund’s investment or risk exposure, and (iv) the fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The fund may also loan portfolio securities to earn income.

The fund may invest in other investment companies, including ETFs, closed-end funds and open-end mutual funds, among others. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the fund’s cash position. In addition, the fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the fund’s principal investment strategies. For example, the fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

The fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The fund may hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar

28	Virtus Westchester Event-Driven Fund

quarter or year ends. During periods when the fund is so invested, its investment returns may be lower than if it were not so invested and the fund may not achieve its investment objective.

In making investments for the fund, the subadviser is generally guided by the following considerations:

▪ before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

▪ in deciding whether or to what extent to invest, the subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction;

▪ and the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The fund’s holdings may be adjusted at any time. The subadviser may sell securities at any time, including if the subadviser’s evaluation of the risk/ reward ratio is no longer favorable, in order to take advantage of what the subadviser considers to be a better investment opportunity, when the subadviser believes the investment no longer represents a relatively attractive investment opportunity, or when the subadviser perceives deterioration in the credit fundamentals of the issuer.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the fund’s limitation or requirement.

The fund’s investment objective may be changed without prior notice to shareholders.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Risks Associated with Investment Techniques and Fund Operations” for other investment techniques of the fund.

Virtus Westchester Event-Driven Fund	29

More Information About Risks Related to Principal Investment Strategies

Each fund may not achieve its objective, and each fund is not intended to be a complete investment program.

Generally, the value of a fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of such fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in each fund are identified in the below table and described in detail following the table. The risks are listed in alphabetical order, which is not necessarily indicative of importance. For certain funds, the indicated risks apply indirectly through the fund’s investments in other funds.

	The Merger Fund®	Virtus Westchester Credit Event Fund	Virtus Westchester Event-Driven Fund
Convertible Securities	X	X	X
Counterparty Risk	X	X	X
Debt Instruments	X	X	X
Credit	X	X	X
Interest Rate	X	X	X

Limited Voting Rights	X	X	X

Long-Term Maturities/Durations	X	X	X
Prepayment/Call	X	X	X

Derivatives and Other Similar Transactions	X	X	X

Options Risk	X	X	X
Distressed Securities Risk	X	X	X
Equity Securities	X		X
Large Market Capitalization Companies	X
Small and Medium Market Capitalization Companies	X		X

Exchange-Traded Funds (“ETFs”)	X	X	X

Foreign Investing	X	X	X
Emerging Market Risk	X
Hedging Transactions Risk	X	X	X

High Yield/High Risk Fixed Income Securities	X	X	X

Large Shareholder Risk		X	X
Legal and Regulatory Risk	X	X	X
Leverage	X	X	X
Liquidity	X	X	X
Management Risk	X	X	X
Market Volatility	X	X	X
Merger-Arbitrage and Event-Driven Risk	X	X	X

Mutual Fund Investing	X	X	X

Portfolio Turnover Risk	X	X	X
Redemption	X	X	X
Short Selling Risk	X	X	X
Special Purpose Acquisition Companies Risk	X	X	X

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt instruments or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

30	Virtus Mutual Funds

Counterparty

When a fund engages in investment techniques in which it relies on another party to consummate the transaction, the fund is subject to the risk of default by the other party. To the extent that a fund enters into multiple transactions with a single or limited number of counterparties, the fund will be subject to increased levels of counterparty risk.

Debt Instruments

Debt instruments are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect an instrument’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt instruments include the following:

▪ Credit Risk. There is a risk that the issuer of an instrument will fail to pay interest or principal in a timely manner, or that negative perceptions exist in the market of the issuer’s ability to make such payments will cause the price of the instrument to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

▪ Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for investments.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

▪ Limited Voting Rights Risk. Debt instruments typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

▪ Long-Term Maturities/Durations Risk. Fixed income instruments with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than instruments with shorter maturities or durations.

▪ Prepayment/Call Risk. There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A fund holding callable instruments therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income investments experience when rates decline.

Derivatives and Other Similar Transactions

Derivative and other similar transactions (collectively referred to in this section as “derivatives” or “derivatives contracts”) are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, foreign currency forward contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives may give rise to a form of leverage which magnifies the potential for gain and the risk of loss. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the fund. In addition, some derivatives transactions may involve potentially unlimited losses.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. In regard to currency hedging using forward contracts, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the fund between the date a foreign currency forward contract is entered into and the date it expires.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a fund’s ability to invest in derivatives as the fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit a fund’s ability to trade futures contracts and swaps.

Virtus Mutual Funds	31

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

▪ Options Risk. The fund may engage in a variety of options transactions. When the fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. The fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which the fund has written is exercised, the fund must deliver the security upon which the call is written. This means that the fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario, the fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio. If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the fund could have an unrealized loss on the stock, offset by the amount of the premium received by the fund when it sold the option. When the fund sells (writes) put options, the fund’s gains are limited to the extent of the premiums received; however, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying asset at a price in excess of the asset’s market value.

The market value of options written by the fund will be affected by many factors, including changes in the market value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There is no assurance that a liquid market will be available at all times for the fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The fund incurs transaction expenses when selling call options. The fund incurs transaction expenses when selling call options or put options. The options transactions of the fund may increase its portfolio turnover rates and the amount of commissions the fund will pay.

The fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written. Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate the fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.

Transactions involving the disposition of the fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because the fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Distressed Securities Risk

Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers which are experiencing (or that are expected to experience) significant financial or business stress or distress, including issuers involved in bankruptcy or other reorganization and liquidation proceeding. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by a fund goes down, the value of the fund’s shares will be affected.

▪ Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

▪ Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund

32	Virtus Mutual Funds

shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic, geopolitical, and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition , a fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a fund. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk. Risks associated with foreign investing include the following:

▪ Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the imposition of sanctions and risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

Hedging Transactions

The success of a fund’s hedging strategy, if used, will be subject to, among other things, the subadviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the subadviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. If the subadviser’s assessments or calculations prove inaccurate, a fund’s hedging strategy may prove ineffective and the fund may incur greater losses than it otherwise would have incurred had the fund not employed the hedging strategies. Hedging strategies in general are usually intended to limit or reduce investment risk, but also can be expected to limit or reduce the potential for profit or the opportunity for gain if the value of a hedged portfolio position should increase. Further, hedging strategies may not perform as anticipated and may generate losses. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the subadviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose the fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The subadviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the subadviser may not anticipate a particular risk so as to hedge against it effectively. In addition, hedging will generally require the use of a portion of a fund’s assets for margin or settlement payments or other purposes. For example, a fund from time to time may be required to make margin, settlement or other payments, including intra-month, in connection with the use of certain hedging instruments. Counterparties to any hedging transaction may demand payments on short notice, including intra-day. As a result, a fund may liquidate assets sooner than it otherwise would have and/or maintain a greater portion of its assets in cash and other liquid securities than it otherwise would have, which portion may be substantial, in order to have available cash to meet current or future margin calls, settlement or other payments, or for other purposes. Moreover, due to volatility in the currency markets and changing market circumstances, the subadviser may not be able to accurately predict future margin requirements, which may result in a fund holding excess or insufficient cash and liquid securities for such purposes. Where a fund does not have cash or assets available for such purposes, the fund may be unable to comply with its contractual obligations, including without limitation, failing to meet margin calls or settlement or other payment obligations. If a fund defaults on any of its contractual obligations, the fund (and accordingly, its shareholders) may be materially adversely affected. Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated. There is no assurance that any such hedging techniques will be employed by the subadviser on behalf of a fund or that any of those employed will be successful.

High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)

Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative. In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately

Virtus Mutual Funds	33

held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield instruments held by a fund.

Large Shareholder Risk

Certain account holders, including the subadviser or funds or accounts over which the subadviser has investment discretion, may from time to time own or control a significant percentage of a fund’s shares. A fund may be subject to the risk that a redemption by large shareholders of all or a portion of the fund shares or a purchase of fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the subadviser, will adversely affect the fund’s performance if it is forced to sell portfolio securities or invest cash when the subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of a fund. Redemptions of a large number of shares may affect the liquidity of a fund’s portfolio, increase the fund’s transaction costs and/or lead to the liquidation of the fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect a fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect a fund or a fund’s investments, including, for example, by preventing the completion of a proposed merger or eliminating some or all of the benefits of a proposed merger. A fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Governments may take actions, including unexpected actions contrary to past policy and precedent, specifically designed to prevent or limit mergers or reorganizations for, among other reasons, to achieve political goals, to preserve domestic jobs, tax revenue or important industries, all of which may adversely affect a fund’s investments.

Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail a fund’s ability to use derivative and other instruments and that may require a fund to change how it has been managed historically. A fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the fund and its performance. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, FTC, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. Additionally, the withdrawal of governmental and/or self-regulatory support, failure of governmental and/or self-regulatory efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a fund invests or the issuers of such securities in ways that are unforeseeable.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions a fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a fund does not intend to exceed applicable position limits, it is possible that different clients managed by the subadviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that the trading decisions of the subadviser may have to be modified and that positions held by a fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a fund may trade have adopted reporting requirements. If a fund’s short positions or its strategy become generally known, it could have a significant effect on the subadviser ’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a fund forcing the fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to a fund could decrease drastically. Such events could make a fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict a fund’s ability to engage in short sales in certain circumstances, and the fund may be unable to execute its investment strategies as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for a fund to execute certain investment strategies and may have a material adverse effect on a fund’s ability to generate returns.

Investing in companies involved in significant mergers, restructurings and other similar transactions or corporate events tends to involve increased litigation risk. This risk may be greater in the event a fund takes a large position or is prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending claims) and recovering any amounts pursuant to settlements or judgments may be borne by a fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if a fund fails to comply with all of these requirements, the fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply. Public disclosure of a fund’s positions could have a significant effect on the subadviser ’s ability to implement its investment strategies for the fund. For example, if other investors engage in copycat behavior by taking positions in the same issuers as a fund, the cost of such securities to the fund could increase drastically. Additionally, to the extent that such purchases are opposed by management of the target company or others, a fund may be subject to litigation. Such events could increase a fund’s costs significantly, reduce the fund’s returns, and prevent the fund from executing its investment strategy.

Leverage

When a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater

34	Virtus Mutual Funds

loss. When a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The value of the shares of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the fund to pay interest.

Liquidity

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

In addition to this, certain shareholders, including affiliates of a fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their shares of the fund may increase the fund’s liquidity risk by causing the fund to have to sell securities at an unfavorable time and/or price.

Management Risk

A fund is subject to management risk because it is an actively managed investment portfolio. The subadviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. The subadviser will apply its investment techniques and risk analyses in making investment decisions for a fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the subadviser will depend upon, among other things, the subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

Market Volatility

The value of the securities in which a fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose each fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, or other events could have a significant impact on a fund and its investments, hampering the ability of a fund’s portfolio manager(s) to invest a fund’s assets as intended.

Merger-Arbitrage and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that a fund’s return on the investment will be negative. Even if the subadviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause a fund to lose money or fail to achieve a desired rate of return.

The success of a fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions and a fund may not achieve its investment objective. If the subadviser determines that a proposed acquisition or other corporate organization is likely to be consummated, a fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if a fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force the fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if a fund purchases the target’s securities at prices above the offer price because the subadviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

If, in a transaction in which a fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, the fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

A fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. A fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the subadviser or the subadviser determines the position no longer represents an attractive investment opportunity.

A fund may invest in and/or hold positions in a company where the subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the subadviser may cause a fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the fund receives for the securities the fund

Virtus Mutual Funds	35

holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that a fund would be able to liquidate the position during the pendency of the action if the subadviser determined doing so was in the fund’s best interests.

A fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the subadviser may seek to limit a fund’s investment exposure to the markets generally. Accordingly, a fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Mutual Fund Investing

Through its investments in other mutual funds, a fund is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

Portfolio Turnover

A fund’s investment strategy may result in consistently frequently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the fund’s performance.

Redemption

The redemption by one or more large shareholders or groups of shareholders of their holdings in a fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.

Short Sales

A fund may engage in short sales, which are transactions in which a fund sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, a fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. A fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed. Short sales are also subject to many of the risks described herein under “Derivatives and Other Similar Transactions”.

Special Purpose Acquisition Companies Risk

A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the fund unable to sell its interest in the SPAC or to sell its interest only at a price below what a fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, a fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.

Management of the Funds

The Adviser

VIA (also the “Adviser”) is the investment adviser to the funds and is located at One Financial Plaza, Hartford, CT 06103. VIA acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly- owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Subject to the direction of the funds’ Board of Trustees, VIA is responsible for managing the funds’ investment programs and for the general operations of the funds, including oversight of the funds’ subadviser and recommending its hiring, termination and replacement.

36	Virtus Mutual Funds

VIA has appointed and oversees the activities of the subadviser for the funds as shown in the table below. The subadviser manages the investments of the funds to conform with its investment policies as described in this prospectus.

Management Fees

Each fund pays the Adviser an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates:

The Merger Fund®	1.00%
Virtus Westchester Credit Event Fund	1.00%
Virtus Westchester Event-Driven Fund	1.25%

Prior to October 1, 2021, Westchester Capital Management served as the investment adviser to the funds and received an investment management fee from each fund at the same rate shown above, subject to any fee waiver and/or expense limitation arrangement in place. On October 1, 2021 the Adviser began serving as the investment adviser to the funds.

Out of its investment management fee, the Adviser pays the subadviser a subadvisory fee. For its services to the funds, Westchester Capital Management, receives as its subadvisory fee 50% of the net investment management fee.

VIA has contractually agreed to waive its management fee for The Merger Fund® so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until September 30, 2023, unless it is terminated at an earlier time by the fund’s Board of Trustees.

The Subadviser

Westchester Capital Management, 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, served as The Merger Fund®’s investment adviser from 2011 to September 30, 2021 and Virtus Westchester Credit Event Fund’s and Virtus Westchester Event-Driven Fund’s investment adviser from the time each fund commenced operations to September 30, 2021. Westchester Capital Management continues to serve as each fund’s subadviser. Prior to 2011, The Merger Fund® was managed by the subadviser’s predecessor, Westchester Capital Management, Inc.

The subadviser had approximately $5.11 billion in assets under management as of December 31, 2022. The subadviser manages merger-arbitrage programs and other investment strategies similar to the funds’ investment strategies for other institutional investors, including other registered open-end investment companies and other investment pools. Subject to the oversight of the Adviser and the funds’ Boards of Trustees (the “Board”), the subadviser is responsible for the overall management of the funds’ securities portfolios.

A discussion regarding the Board of Trustees’ basis for approving the investment advisory agreement and the subadvisory agreement is available in the funds’ annual report covering the period January 1, 2022 through December 31, 2022.

The funds operate under a “manager of managers” structure, in which the Adviser provides general management services to the funds, including overall supervisory responsibility for the general management and investment of the funds’ assets, and the Adviser has the ultimate responsibility, subject to oversight by the funds’ Board of Trustees, to oversee the funds’ subadviser and recommend its hiring, termination and replacement.

The funds and the Adviser have received shareholder approval to rely on an exemptive order and additional exemptive relief from SEC that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the fund to disclose its advisory fees as follows: (a) advisory fees paid by the fund to the Adviser and the subadvisory fees paid by the Adviser to wholly-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by the Adviser to multiple unaffiliated and partially-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.

Portfolio Management

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of each fund’s portfolio. Mr. Steven Tan is also primarily responsible for the day-to-day management of Virtus Westchester Credit Event Fund’s portfolio.

Roy D. Behren. Mr. Behren has served as Co-President of the subadviser since 2011 and Co-Chief Investment Officer since October 2021. Mr. Behren served as a research analyst for Westchester Capital Management, The Merger Fund®’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund® from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund® since 2007, for Virtus Westchester Credit Event Fund since it commenced investment operations in 2017, and for Virtus Westchester Event-Driven Fund since it commenced investment operations in 2014.

Michael T. Shannon. Mr. Shannon has served as Co-President of the subadviser since 2011 and Co-Chief Investment Officer since October 2021. Mr. Shannon served as Westchester Capital Management’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester Capital Management in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund® since 2007, for Virtus Westchester Credit Event Fund since it commenced investment operations in 2017, and for Virtus Westchester Event-Driven Fund since it commenced investment operations in 2014.

Steven Tan. Mr. Tan has served as Senior Equity Analyst of the subadviser since 2012 and Director of Credit Research since 2016. From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group. Mr. Tan has served as a portfolio manager for the Virtus Westchester Credit Event Fund since it commenced investment operations in 2017.

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Please refer to the SAI for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

38	Virtus Mutual Funds

Additional Risks Associated with Investment Techniques and Fund Operations

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds may engage in additional investment techniques that present additional risks to a fund. Those additional investment techniques in which a fund is expected to engage as of the date of this prospectus are indicated below, although other techniques may be utilized from time to time. The information below describes the additional investment techniques and their risks. Many of the additional investment techniques that a fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Cybersecurity

With the increased use of technologies such as the Internet to conduct business, the funds are potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the funds or their service providers (including, but not limited to, the funds’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the funds. Any such cybersecurity breaches or losses of service may cause the funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the funds invest, which may cause the funds’ investments in such issuers to lose value.

LIBOR

The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a fund invests may obtain financing at floating rates based on LIBOR, and a fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S. is being led by the Alternative Reference Rate Committee (“ARRC”), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. Although the structured transition to the new rates is designed to mitigate the risks of disruption to financial markets, such risks exist. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the funds, or issuers of instruments in which the funds invest, and the financial markets generally.

Operational

An investment in a fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a fund. While the funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a fund.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.

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Pricing of Fund Shares

How is the Share Price determined?

The Board of Trustees has adopted valuation policy and approved procedures for determining the value of investments of each Fund. Pursuant to the valuation policy and Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as its “valuation designee” for fair value determinations.

Each fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

▪ adding the values of all securities and other assets of the fund;

▪ subtracting liabilities; and

▪ dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets are valued at fair value as determined by the Adviser.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of each fund is determined as of the close of regular trading (generally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the funds determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which a fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a fund calculates its NAV at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the fair value process, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the funds’ authorized agent in good order after the close of regular trading on the NYSE will be executed

40	Virtus Mutual Funds

based on the next business day’s NAV. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.

Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in any share class, which are not reflected in the disclosure in this section.

What are the classes and how do they differ?

Each fund offers two classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For Class A shares, the funds have adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the funds to pay distribution and service fees (“Rule 12b-1 Fees”) for the sale of their shares and for services provided to shareholders.

The Rule 12b-1 Fees for each class of each fund are as follows:

Fund	Class A	Class I
The Merger Fund®	0.25%	None
Virtus Westchester Credit Event Fund	0.25%	None
Virtus Westchester Event-Driven Fund	0.25%	None

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are appropriate for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoints.

To determine your eligibility for a sales charge discount on Class A Shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.

Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.

Class A Shares. If you purchase Class A shares of a fund, unless you qualify for a reduction or waiver of the sales charge you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested). The sales charge may be reduced or waived under certain conditions, including that shareholders of Class A shares (formerly known as Investor Class shares) of a fund as of September 30, 2021, will not be subject to sales charges on future purchases of Class A shares of that same fund. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A shares are not subject to any charges by a fund when redeemed; however, a contingent deferred sales charge (“CDSC”) in an amount up to 1.00% may be imposed on certain redemptions (including exchanges into the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund or Virtus Seix Ultra-Short Bond Fund (the “Ultra-Short Bond Funds”)) within 18 months of a finder’s fee being paid. Finder’s fees are paid only on eligible purchases of at least $1 million and will not be paid on purchases for which the financial intermediary involved does not provide the information necessary for the fund’s Transfer Agent to identify the purchase as eligible. To determine whether the required information was provided and/or a finder’s fee was paid on your investment, contact your financial intermediary or call the Transfer Agent toll-free at 800-243-1574. No front-end sales load is applied to purchases of $1,000,000 or more. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first in order to minimize the instances in which the CDSC will be charged. If you transact in Class A shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share

Virtus Mutual Funds	41

classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. If you transact in Class I Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Initial Sales Charge Alternative—Class A Shares. The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).

Sales Charge you may pay to purchase Class A Shares

All Funds

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers

Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

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Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the funds:

(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable fund’s Adviser, subadviser or Distributor;

(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5) Any qualified retirement plan exclusively for persons described above;

(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from Phoenix Life Insurance Company (“PNX”), as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers);

(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the “Code”)), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18) Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers.)

(19) Purchasers of Class A shares of a fund who were already shareholders of that same fund as of September 30, 2021 or who are clients of an investment professional or unaffiliated brokerage firm that had clients in the same fund as of September 30, 2021.

Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

CDSC you may pay on Class A Shares

Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC in an amount equal to 1.00% if they redeem their shares (or exchange into the Ultra-Short Bond Funds) within 18 months of a finder’s fee being paid. The 18-month period, as applicable, begins on the last day of the month preceding

Virtus Mutual Funds	43

the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.

Class A Shares CDSC Reductions and Waivers

The CDSC is waived on the redemption (sale) of Class A Shares if the redemption is made:

(a) within one year of death;

(i) of the sole shareholder on an individual account,

(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv) of the “grantor” on a trust account;

(b) within one year of disability, as defined in Code Section 72(m)(7);

(c) as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the funds’ Prospectus;

(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares of these funds or any of the Virtus Mutual Funds;

(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.

Compensation to Dealers

Class A Shares and Class I Shares

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

All Funds

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on

44	Virtus Mutual Funds

amounts greater than $10,000,000. Purchases of Class A shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC in an amount equal to 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions (including exchanges into the Ultra-Short Bond Funds) within 18 months of a finder’s fee being paid.

For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. (For the exact rate for your fund(s), please refer to the chart in the section of this prospectus entitled “Sales Charges” under “What are the classes and how do they differ?”) VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.

Your Account

Opening an Account

Your financial professional can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

▪ Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

▪ Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

▪ Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

Step 1

Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments applicable to Class A Shares:

▪ $100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

▪ There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

▪ $2,500 for all other accounts.

Minimum additional investments applicable to Class A Shares:

▪ $100 for any account.

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▪ There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:

▪ $100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional details.)

There is no minimum additional investment requirement applicable to Class I Shares.

Step 2

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial professional can help you pick the share class that makes the most sense for your situation.

Step 3

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

▪ Receive both dividends and capital gain distributions in additional shares;

▪ Receive dividends in additional shares and capital gain distributions in cash;

▪ Receive dividends in cash and capital gain distributions in additional shares; or

▪ Receive both dividends and capital gain distributions in cash. No interest will be paid on uncashed distribution checks.

The funds reserve the right to refuse any purchase order for any reason. The funds will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The funds further reserve the right to close an account (or to take such other steps as the funds or their agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Listing a Trusted Contact

For shareholders who have a mutual fund account directly with Virtus, you have the option of adding a Trusted Contact to our records. The Trusted Contact is someone you authorize us to contact to address any concerns about fraudulent activity or financial exploitation; to inquire about your status as an active shareholder; and/or to disclose account activity or account details if necessary for protecting your account assets.

The Trusted Contact is not permitted to execute transactions or make changes to your account. Other than the shareholder, only the named financial professional of record on the account, or a Power of Attorney/guardian/ conservator who is named on the account or has submitted instructions, signed in capacity with a Medallion Guarantee, are permitted to execute transactions or make account changes. Your Trusted Contact must be at least 18 years of age, and should not be your financial professional of record or an individual who is already named on the account.

How to Buy Shares

To Open An Account
Through a financial professional	Contact your financial professional. Some financial professionals may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds P.O. Box 534470, Pittsburgh, PA 15253-4470.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).

All Share Classes

The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the funds’ Transfer Agent or an authorized agent, each in legible form. However, the funds, their Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.

Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.

How to Sell Shares

To Sell Shares
Through a financial professional	Contact your financial professional. Some financial professionals may charge a fee and may set different minimums on redemptions of accounts.
Through the mail

Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you

46	Virtus Mutual Funds

To Sell Shares
wish to sell.
Through express delivery

Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).

All Share Classes

You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption request in good order by the funds’ Transfer Agent or an authorized agent. In the case of certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees.

Regardless of the method used by the funds for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The funds expect to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the shareholder will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.

If you are 65 years of age or older, or if we have reason to believe you have a mental or physical impairment that restricts you from protecting your own financial interests, we may temporarily delay the release of redemption proceeds from your account if we reasonably believe that you have been the victim of actual or attempted financial exploitation.

Notice of this temporary delay will be provided to you, and the delay will be for no more than 15 business days while we conduct a review of the suspected financial exploitation. Contacting your Trusted Contact, if you have selected one, may be part of the review. (See “Listing a Trusted Contact” in the section, “Your Account”.)

We may delay an additional 10 business days if we reasonably believe that actual or attempted financial exploitation has occurred or will occur. At the expiration of the delay, if we have not concluded that such exploitation has occurred, the proceeds will be released to you.

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the funds.

Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Even after all required documents have been received, a redemption request may not be considered in good order by the funds, their Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.

Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial professional.

As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the funds’ Transfer Agent at 800-243-1574.

Redemptions by Mail

 If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

▪ The proceeds do not exceed $50,000.

▪ The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

▪ You are selling more than $50,000 worth of shares.

▪ The name or address on the account has changed within the last 30 days.

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▪ You want the proceeds to go to a different name or address than on the account.

 If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.

The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine. The funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.

All Share Classes

Payment of Redemptions In Kind

Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind generally will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.

Account Policies

Account Reinstatement Privilege

Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. You can call Virtus Mutual Funds at 800-243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, the funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

Uncashed Checks

If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

48	Virtus Mutual Funds

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the funds or their agents may be required to transfer the assets to your state under the state’s abandoned property law.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial professional; by calling 800-243-4361; or on the Internet at virtus.com.

▪ You generally may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

▪ Class A Shares of the Ultra-Short Bond Funds are exchangeable at net asset value plus the applicable sales charge of the Class A Shares into which you are exchanging. Please note, however, that exchanges into the Ultra-Short Bond Funds may be subject to a CDSC in the event that a finder’s fee was paid on the shares you are exchanging. See the “CDSC you may pay on Class A Shares” section of this prospectus for additional information. In the event that you are charged such a CDSC and later exchange your shares of an Ultra-Short Bond Fund for shares of another Virtus Mutual Fund, your shares of that Virtus Mutual Fund will not be subject to a sales charge or finder’s fee.

▪ Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470).

▪ The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

▪ The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

▪ Financial intermediaries are permitted to initiate exchanges from one class of a fund into another class of the same fund if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the fund, the Distributor or the Transfer Agent. The fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the same fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this subsection.

Disruptive Trading and Market Timing

These funds are not appropriate for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

▪ dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

▪ an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing a fund to maintain a higher level of cash than would otherwise be the case, or causing a fund to liquidate investments prematurely; and

▪ reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain funds (or the underlying funds as applicable), may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted a policy to safeguard against market timing designed to discourage Disruptive Trading. The Board of Trustees has adopted this policy as a preventive measure to protect all

Virtus Mutual Funds	49

shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that the funds’ transfer agent believes, in the exercise of its judgment, are not disruptive. The funds also may permit purchases and redemptions by funds of funds that the funds’ transfer agent believes, in the exercise of its judgment, are not disruptive. Considerations such as the size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policy regarding excessive trading activity. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under the funds’ market timing policy, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.

Cost Basis Reporting

When you redeem fund shares, the applicable fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form, cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by a fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

The applicable fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a fund account, the funds’ default method (or the method you have selected by notifying the fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the relevant fund at 800-243-1574 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax adviser concerning the application of these rules to your investment in a fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in the shares of each fund acquired prior to January 1, 2012 as this information will not be reported to you by the funds and may not be reported to you by your financial intermediary.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)

50	Virtus Mutual Funds

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Portfolio Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the SAI.

Availability and Delivery of Fund Documents. Fund documents such as this prospectus are available for download from the Our Products section of virtus.com, or you may request paper copies of such documents at any time by calling 800-243-1574. The funds will not charge you a fee for paper copies of fund documents, although the funds will incur additional expenses when printing and mailing them, and fund expenses pass indirectly to all shareholders.

Dividends, Distributions and Taxes

The funds intend to distribute substantially all of their net investment income and net capital gains at least annually. Distributions will be reinvested in shares of a fund unless you elect to receive cash. Distributions will be taxable as described below, regardless of whether you receive such distributions in cash or reinvest them in additional shares of a fund. A fund (or your financial intermediary) will provide you with an annual statement showing you the amount and tax character (e.g., ordinary income or capital gain) of the distributions you receive each year.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each fund reserves the right to reinvest the distribution check in the shareholder’s account at such fund’s then-current asset value and to reinvest all subsequent distributions. If you want to change your distribution option, please write or call the Sub-Transfer Agent at least five days prior to the record date for the distribution.

The following discussion is a general summary of certain U.S. federal income tax consequences applicable to an investment in each of the funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus (the “Code”), and is for general information only. A more detailed tax discussion is provided in the SAI. The funds do not intend for this discussion or the discussion in the SAI to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as those who hold their shares through tax-advantaged accounts and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax adviser about the specific U.S. federal, state, local, and foreign tax consequences to you of purchasing, holding, and disposing of shares in a fund based on your particular circumstances.

Each fund has elected to be treated each taxable year as a regulated investment company under Subchapter M of the Code and intends to qualify and to be eligible to be treated as such. A regulated investment company is not subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders. A fund’s failure to qualify or to be eligible to be treated as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to you as ordinary income.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that a fund owns or is deemed to have owned for more than one year and that are properly reported by the fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that a fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The funds expect that, as a result of their investment objectives and strategies, their investments will generate primarily short-term capital gains, which when distributed to shareholders are taxable as ordinary income. Dividends declared and payable to shareholders of record in October, November or December will be taxed to shareholders as if received on December 31 if they are paid in January of the following year.

Distributions of investment income reported by a fund as derived from “qualified dividend income” are taxable to you at the reduced rates applicable to long-term capital gain, provided that both you and the fund meet certain holding period and other requirements. The funds do not expect a significant portion of distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes dividends paid by a fund, including any capital gain dividends, and any net gains recognized on the sale, redemption or exchange of shares of a fund.

From time to time, a distribution from a fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your fund shares. A return of capital reduces your tax basis in your fund shares, with any amounts exceeding such basis generally taxable as capital gain.

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Fund distributions are taxable to you even if they are paid from income or gains earned by the fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged accounts are generally not subject to current U.S. federal income tax. You should consult your tax adviser to determine the suitability of a fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Any gain or loss that results from the redemption of your fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

A fund’s investments in foreign securities, if any, may be subject to withholding or other taxes. In that case, a fund’s return on those securities generally will be reduced. However, if more than 50% of the value of a fund’s assets at the close of a taxable year consists of securities of foreign corporations, the fund will be eligible to elect to permit you to claim a credit or deduction on your income tax returns for your pro rata portion of qualified foreign income taxes that it paid in respect of foreign securities that it has held for at least the minimum period specified in the Code. If this election is made, you will be required to include your pro rata share of those taxes in gross income and you generally will be allowed to claim an offsetting foreign tax credit (or a deduction, if you itemize deductions and so choose) for such amounts on your federal U.S. income tax return, subject to certain limitations. If a fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the fund. However, even if a fund qualifies to make such election for any year, it may determine not to do so.

In addition, certain of the funds’ investments, including certain derivative instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause a fund to recognize taxable income in excess of the cash generated by such investments (which may require the fund to liquidate other investments in order to make required distributions). Such investments are likely to produce a difference between a fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company.

Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish a fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to a fund that he, she or it is not subject to such withholding.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the funds to obtain information sufficient to identify the status of each of their shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a fund pays.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is for general information only and is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the funds’ shares. The funds’ shareholders are urged to consult their own tax advisers to determine the specific federal tax consequences of purchasing, holding, and disposing of shares of the funds, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes

52	Virtus Mutual Funds

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Financial Highlights

  These tables are intended to help you understand each fund’s financial performance for the past five years. Some of this information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP’s reports, together with each fund’s financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

Prior to October 1, 2021, Class A shares (formerly known as Investor Class shares) were not subject to a sales charge.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions

The Merger Fund®
Class A
1/1/22 to 12/31/22	$17.35	(0.02)		0.14	0.12	(0.14)	(0.45)	(0.59)
1/1/21 to 12/31/21	17.43	(0.10	)(5)	0.07	(0.03)	— (6)	(0.05)	(0.05)
1/1/20 to 12/31/20	17.17	(0.04	)(5)	0.88	0.84	(0.13)	(0.45)	(0.58)
1/1/19 to 12/31/19	16.42	0.09	(5)	0.89	0.98	(0.05)	(0.18)	(0.23)
1/1/18 to 12/31/18	15.94	0.18	(5)	1.05	1.23	(0.19)	(0.56)	(0.75)
Class I
1/1/22 to 12/31/22	$17.32	0.04		0.13	0.17	(0.34)	(0.45)	(0.79)
1/1/21 to 12/31/21	17.35	(0.05	)(9)	0.07	0.02	— (6)	(0.05)	(0.05)
1/1/20 to 12/31/20	17.10	0.01	(9)	0.87	0.88	(0.18)	(0.45)	(0.63)
1/1/19 to 12/31/19	16.30	0.14	(9)	0.89	1.03	(0.05)	(0.18)	(0.23)
1/1/18 to 12/31/18	15.83	0.23	(9)	1.03	1.26	(0.23)	(0.56)	(0.79)

Virtus Westchester Credit Event Fund
Class A
1/1/22 to 12/31/22	$11.31	0.21		(0.81)	(0.60)	—	(0.02)	(0.02)
1/1/21 to 12/31/21	11.99	(0.02	)(13)	0.90	0.88	(0.29)	(1.27)	(1.56)
1/1/20 to 12/31/20	10.43	—	(6)(13)	1.67	1.67	(0.03)	(0.08)	(0.11)
1/1/19 to 12/31/19	9.54	0.19	(13)	1.01	1.20	(0.27)	(0.04)	(0.31)
1/1/18 to 12/31/18	10.00	0.12	(13)	(0.44)	(0.32)	(0.14)	—	(0.14)
Class I
1/1/22 to 12/31/22	$11.25	0.33		(0.88)	(0.55)	(0.24)	(0.02)	(0.26)
1/1/21 to 12/31/21	11.91	0.01	(16)	0.89	0.90	(0.29)	(1.27)	(1.56)
1/1/20 to 12/31/20	10.46	0.03	(16)	1.63	1.66	(0.13)	(0.08)	(0.21)
1/1/19 to 12/31/19	9.55	0.21	(16)	1.02	1.23	(0.28)	(0.04)	(0.32)
1/1/18 to 12/31/18	10.00	0.14	(16)	(0.43)	(0.29)	(0.16)	—	(0.16)

54	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(0.47)	$16.88	0.71%		$737,427	1.50	%(4)	1.59%	(0.14)%	196%
(0.08)	17.35	(0.19)		851,000	1.54	(4)	1.61	(0.59)	162
0.26	17.43	4.87		920,000	1.49	(4)	1.51	(0.22)	188
0.75	17.17	5.96		1,031,000	2.01	(4)(7)	2.03 (7)	0.52	167
0.48	16.42	7.68		1,265,000	1.91	(4)	1.94	1.08	155

(0.62)	$16.70	1.01%		$3,529,981	1.21	%(8)	1.32%	0.22%	196%
(0.03)	17.32	0.10		3,419,099	1.25	(8)	1.31	(0.30)	162
0.25	17.35	5.15		2,709,370	1.20	(8)	1.22	0.07	188
0.80	17.10	6.32		2,161,001	1.72	(7)(8)	1.74 (7)	0.81	167
0.47	16.30	7.98		1,496,116	1.61	(8)	1.64	1.38	155

(0.62)	$10.69	(5.28)%		$1,278	1.90	%(10)(11)(12)	1.78%	1.89%	151%
(0.68)	11.31	7.36		870	2.21	(12)	2.88	(0.19)	198
1.56	11.99	15.99	(14)	78	4.20	(12)	5.69	0.01	208
0.89	10.43	12.60		463	2.13	(12)	5.63	1.77	106
(0.46)	9.54	(3.23)		38	1.98	(12)	6.56	1.19	192

(0.81)	$10.44	(4.87)%		$55,321	1.65	%(10)(11)(15)	1.52%	3.05%	151%
(0.66)	11.25	7.57		18,033	1.96	(15)	2.63	0.06	198
1.45	11.91	15.99	(14)	9,824	3.95	(15)	5.44	0.26	208
0.91	10.46	12.87		4,698	1.88	(15)	5.38	2.02	106
(0.45)	9.55	(2.93)		3,744	1.73	(15)	6.24	1.44	192

Virtus Mutual Funds	55

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions

Virtus Westchester Event-Driven Fund
Class A
1/1/22 to 12/31/22	$10.60	0.07		(0.39)	(0.32)	—	—	—
1/1/21 to 12/31/21	11.30	(0.05	)(18)	0.23	0.18	(0.55)	(0.33)	(0.88)
1/1/20 to 12/31/20	10.97	(0.01	)(18)	0.70	0.69	(0.10)	(0.26)	(0.36)
1/1/19 to 12/31/19	10.12	0.03	(18)	1.05	1.08	(0.15)	(0.08)	(0.23)
1/1/18 to 12/31/18	10.16	0.11	(18)	0.39	0.50	(0.41)	(0.13)	(0.54)
Class I
1/1/22 to 12/31/22	$10.67	0.13		(0.43)	(0.30)	(0.02)	—	(0.02)
1/1/21 to 12/31/21	11.37	(0.02	)(22)	0.22	0.20	(0.57)	(0.33)	(0.90)
1/1/20 to 12/31/20	11.01	0.01	(22)	0.71	0.72	(0.10)	(0.26)	(0.36)
1/1/19 to 12/31/19	10.14	0.06	(22)	1.06	1.12	(0.17)	(0.08)	(0.25)
1/1/18 to 12/31/18	10.17	0.14	(22)	0.39	0.53	(0.43)	(0.13)	(0.56)

(1)	Calculated using average shares outstanding.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)

Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.46%, 1.46%, 1.47%, 1.48%*, and 1.50%, respectively.

* The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.

(5)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short, legal expenses related to the settlement of an appraisal right and professional fees related to tax reclaims processing for the years ended December 31, 2021, 2020, 2019 and 2018 was $(0.09), $(0.04), $0.18 and $0.25, respectively.

(6)	Amount is less than $0.005 per share.
(7)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(8)

Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.17%, 1.17%, 1.18%, 1.19%*, and 1.20%, respectively.

* The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.

(9)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short, legal expenses related to the settlement of an appraisal right and professional fees related to tax reclaims processing for the years ended December 31, 2021, 2020, 2019 and 2018 was $(0.04), $0.02, $0.22 and $0.29, respectively.

(10)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(11)	The share class is currently under its expense limitation.
(12)	Ratio of net expenses excluding dividend and interest expense on securities sold short to average net assets was 1.89%.
(13)

Net investment income (loss) before borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.02, $0.23, $0.21 and $0.13, respectively.

(14)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

56	Virtus Mutual Funds

Financial Highlights (continued)

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(0.32)	$10.28	(3.02)%	$19,240	1.87	%(10)(17)	1.96%		0.66%	194%
(0.70)	10.60	1.57	37,426	1.94	(17)(19)	1.96		(0.42)	237
0.33	11.30	6.30	23,298	1.99	(17)	1.99		(0.11)	320
0.85	10.97	10.73	19,352	2.35	(17)(20)	2.35	(20)	0.27	238
(0.04)	10.12	4.95	10,311	2.45	(17)	2.44		1.09	230

(0.32)	$10.35	(2.79)%	$310,467	1.63	%(10)(21)	1.71%		1.27%	194%
(0.70)	10.67	1.75	294,281	1.69	(19)(21)	1.71		(0.17)	237
0.36	11.37	6.55	236,865	1.74	(21)	1.74		0.14	320
0.87	11.01	11.13	199,251	2.10	(20)(21)	2.10	(20)	0.52	238
(0.03)	10.14	5.27	134,923	2.20	(21)	2.19		1.34	230

(15)	Ratio of net expenses excluding dividend and interest expense on securities sold short to average net assets was 1.64%.
(16)

Net investment income before borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.05, $0.26, $0.23 and $0.15, respectively.

(17)

Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.80%, 1.79%, 1.82%, 1.86%*, and 1.99%, respectively.
*The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.

(18)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short and legal expenses related to the settlement of an appraisal right for the periods ended December 31, 2021, 2020, 2019 and 2018 was $(0.03), $0.01, $0.08 and $0.16, respectively.

(19)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(20)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(21)

Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 were 1.55%, 1.54%, 1.57%, 1.61%*, and 1.74%, respectively.
*The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.

(22)

Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2021, 2020, 2019 and 2018 was $0.00, $0.03, $0.11, and $0.19, respectively.

Virtus Mutual Funds	57

This Appendix A is part of, and is incorporated into, the prospectus.

Appendix A

Intermediary Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges – What arrangement is best for you?” for more information on sales charges and waivers available for different classes.

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus:

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

▪ Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

▪ Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

▪ Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Virtus Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of Accumulation (“ROA”). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Virtus Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

▪ Letter of Intent (“LOI”). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of

58	Virtus Mutual Funds

qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

▪ Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

▪ Shares purchased in an Edward Jones fee-based program.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

▪ Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

▪ Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

▪ Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charges (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

▪ Death or disability of the shareholder.

▪ Systematic withdrawals with up to 10% per year of the account value.

▪ Return of excess contributions from an Individual Retirement Account (IRA).

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

▪ Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

▪ Shares exchanged in an Edward Jones fee-based program.

▪ Shares acquired through NAV reinstatement.

▪ Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

▪ Initial purchase minimum: $250

▪ Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

▪ A fee-based account held on an Edward Jones platform.

▪ A 529 account held on an Edward Jones platform.

▪ An account with an active systematic investment plan or LOI.

Exchanging Share Classes

▪ At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Virtus Mutual Funds	59

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or the SAI.

Front-end Sales Charge* Waivers on Class A Shares available at Janney

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

▪ Shares acquired through a right of reinstatement.

▪ Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A Shares and Class C Shares available at Janney

▪ Shares sold upon the death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

▪ Shares purchased in connection with a return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

▪ Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

▪ Shares acquired through a right of reinstatement.

▪ Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

▪ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

▪ Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

▪ Shares purchased through a Merrill Lynch affiliated investment advisory program.

▪ Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

▪ Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.

▪ Shares of funds purchased through the Merrill Edge Self-Directed platform.

60	Virtus Mutual Funds

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

▪ Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

▪ Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

▪ Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

▪ Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

▪ Shares acquired through a right of reinstatement.

▪ Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

▪ Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end Load Discounts on Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Morgan Stanley

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

▪ Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

▪ Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

▪ Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

▪ Shares purchased through a Morgan Stanley self-directed brokerage account.

▪ Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Virtus Mutual Funds	61

Front-end Sales Charge Waivers on Class A Shares available at OPCO

▪ Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

▪ Shares purchased by or through a 529 Plan.

▪ Shares purchased through a OPCO affiliated investment advisory program.

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

▪ A shareholder in the fund’s Class C shares will have their shares exchanged at net asset value into Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of OPCO.

▪ Employees and registered representatives of OPCO or its affiliates and their family members.

▪ Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on Class A Shares and Class C Shares available at OPCO

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS guidance.

▪ Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

▪ Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

▪ Shares purchased in an investment advisory program.

▪ Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

▪ Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

▪ Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

▪ A shareholder in a fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James

▪ Death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this prospectus.

▪ Return of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

62	Virtus Mutual Funds

▪ Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

▪ Shares acquired through a right of reinstatement.

Front-end Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Baird

▪ Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

▪ Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

▪ Shares purchased using the proceeds of redemptions from another Virtus fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

▪ Shareholders in Class C Shares will have their shares exchanged at net asset value into Class A shares of the same fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

▪ Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A Shares and Class C Shares available at Baird

▪ Shares sold due to the death or disability of the shareholder.

▪ Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

▪ Shares bought due to returns of excess contributions from an IRA account.

▪ Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this prospectus.

▪ Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

▪ Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

▪ Breakpoints as described in this prospectus.

▪ Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Virtus fund assets held by accounts within the purchaser’s household at Baird. Eligible Virtus fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial professional about such assets.

▪ Letters of intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of Virtus funds through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares available at Stifel

▪ Class C shares that have been held for more than seven (7) years will be exchanged for Class A shares of the same fund pursuant to Stifel’s policies and procedures without the imposition of a front-end sales load.

All other sales charge waivers and reductions described elsewhere in this prospectus or the SAI still apply.

Virtus Mutual Funds	63

Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

ADDITIONAL INFORMATION You can find more information about the funds in the following documents:

Appendix A – Intermediary Sales Charge Discounts and Waivers

Appendix A – Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase fund shares through a specific intermediary. Appendix A is incorporated by reference and is legally part of this prospectus.

Annual and Semiannual Reports Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Our Products section of virtus.com, or you can request copies by calling Virtus Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. Reports and other information about the funds are available in the EDGAR database on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Fund Services: 800-243-1574

Daily NAV Information The daily NAV for each fund may be obtained from the Our Products section of virtus.com.

Investment Company Act File No. 811-03445 and 811-22818
7089	4-23

The Merger Fund®
Virtus Event Opportunities Trust

101 Munson Street
Greenfield, Massachusetts 01301

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2023

TICKER SYMBOL BY CLASS
FUND	A	I
The Merger Fund®	MERFX	MERIX

Virtus Westchester Credit Event Fund	WCFRX	WCFIX

Virtus Westchester Event-Driven Fund	WCERX	WCEIX

The Merger Fund® is an open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.

Virtus Westchester Event-Driven Fund is an open-end, diversified investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Virtus Westchester Credit Event Fund is an open-end, diversified investment company which seeks to provide attractive risk-adjusted returns independent of market cycles.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus of The Merger Fund®, Virtus Westchester Event-Driven Fund, and Virtus Westchester Credit Event Fund (each, a “Fund” and together, the “Funds”) dated April 28, 2023, copies of which may be obtained without charge by downloading them from virtus.com; by calling VP Distributors, LLC (the “Distributor”) at 800.243.1574; or by writing to the Distributor at One Financial Plaza, Hartford, CT 06103.

The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year ended December 31, 2022. The financial statements from the foregoing reports are incorporated herein by reference. Shareholders may obtain a copy of the Funds’ Annual Report dated December 31, 2022, without charge, by calling 800-243-1574 or by downloading it from virtus.com.

Transfer Agent: 800.243.1574
Adviser Consulting Group: 800.243.4361
Telephone Orders: 800.367.5877
Web Site: virtus.com

Table of Contents

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by any Fund in any jurisdiction in which such offering may not lawfully be made.

GENERAL INFORMATION AND HISTORY

Capital Stock and Organization of the Trusts

The Merger Fund® is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on July 30, 2013 (the “Merger Fund Declaration of Trust”). Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund® on January 31, 1989. Its name was formally changed to The Merger Fund® on August 22, 1989.

Each of Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund is a series of Virtus Event Opportunities Trust, an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 20, 2013 (the “VEOT Declaration of Trust” and, together with the Merger Fund Declaration of Trust, the “Declarations of Trust”). Prior to October 1, 2021, Virtus Event Opportunities Trust was known as Westchester Capital Funds, Virtus Westchester Event-Driven Fund was known as WCM Alternatives: Event-Driven Fund, and Virtus Westchester Credit Event Fund was known as WCM Alternatives: Credit Event Fund.

Throughout this SAI, The Merger Fund®, Virtus Westchester Event-Driven Fund and Virtus Credit Event Fund may each be referred to as a “Fund” and may collectively be referred to as the “Funds,” while The Merger Fund® and Virtus Event Opportunities Trust may each be referred to as a “Trust” and may collectively be referred to as the “Trusts.”

Each Fund’s activities are supervised by its Trustees. The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares of each Fund. The Trustees are also empowered by the Declarations of Trust and each Fund’s By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act. In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing and unless removed by action of the shareholders in accordance with a Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The shares of each Fund are divided into two classes: Class A and Class I. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Funds’ combined prospectus. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated in proportion to net assets of such class except where an alternative method of allocation can more appropriately be used.

Shares of each Fund’s common stock entitle their holders to one vote per share. Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares of classes may have different voting rights, such as (i) when required by the Investment Company Act of 1940; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights.

Diversification of Funds

Each Fund is diversified under the 1940 Act. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company (“RIC”) under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Portfolio Turnover

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. For each of the last two fiscal years since a Fund’s inception, each Fund’s portfolio turnover rates were as follows:

	The Merger Fund®	Virtus Westchester Credit Event Fund	Virtus Westchester Event-Driven Fund
December 31, 2022	196%	151%	194%
December 31, 2021	162%	198%	237%

Each Fund may invest portions of its assets to seek short-term capital appreciation. A Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity- oriented investment company.

Merger-arbitrage investments and investments in event-driven opportunities are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. Many mergers and acquisitions are consummated in less than six months, while tender offers are often completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. Short- term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

Disclosure of Portfolio Holdings

The Trustees of the Trusts have adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Funds’ portfolio holdings. This policy provides that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. The Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each quarter with a 60-day delay. Portfolio holdings may be released sooner at the discretion of the Funds’ administrator, Virtus Fund Services, LLC (the “Administrator”). Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information at virtus.com. This information is posted at the end of each quarter and may be reported on a 60-day delay. This information will be available until full portfolio holdings information becomes publicly available as described above.. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Trusts and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policy provides that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.

The Funds do not release their confidential portfolio-holdings information for compensation.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board and/or the Funds’ Administrator, the Funds will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	VIA	Daily with no delay
Subadviser	Westchester	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Administrator	Virtus Fund Services	Daily with no delay
Distributor	VP Distributors	Daily, with no delay
Custodian and Security Lending	The Bank of New York Mellon	Daily, with no delay
Sub-administrative and Accounting Agent and Sub-transfer Agent	BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)	Daily, with no delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period, within 15 business days of the end of reporting period
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily, with no delay
Liquidity Management Analytics System	MSCI Group	Daily, with no delay
Printing Firm for Financial Reports	DFIN	Semiannually, within 60 days of end of reporting period
Proxy Voting Service	Institutional Shareholder Services	Monthly
Class Action Service Provider	Financial Recovery Technologies and Institutional Shareholder Services	Monthly, with no delay
Back-end Compliance Monitoring System	BNY Mellon	Daily, with no delay
Code of Ethics	StarCompliance, LLC	Daily, with no delay

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems, Inc. and Thomson Reuters	Fiscal quarter with a 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Fiscal quarter with a 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Fiscal quarter with a 60-day delay.

Other Virtus Mutual Funds

In addition to the Funds, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Investment Trust, Virtus Opportunities Trust and Virtus Strategy Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Trust	Fund	Class/Shares
		A	C	I	R6	P	Institutional	Administrative
Virtus Alternative Solutions Trust	Virtus Duff & Phelps Select MLP and Energy Fund	X	X	X
	Virtus KAR Long/Short Equity Fund	X	X	X	X
Virtus Asset Trust	Virtus Ceredex Large-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Mid-Cap Value Equity Fund	X	X	X	X
	Virtus Ceredex Small-Cap Value Equity Fund	X	X	X	X
	Virtus Seix Core Bond Fund	X		X	X
	Virtus Seix Corporate Bond Fund	X	X	X	X

	Virtus Seix Floating Rate High Income Fund	X	X	X	X
	Virtus Seix High Grade Municipal Bond Fund	X		X
	Virtus Seix High Income Fund	X		X	X
	Virtus Seix High Yield Fund	X		X	X
	Virtus Seix Investment Grade Tax-Exempt Bond Fund	X		X
	Virtus Seix Total Return Bond Fund	X		X	X
	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	X		X	X
	Virtus Seix Ultra-Short Bond Fund	X		X
	Virtus SGA International Growth Fund	X		X	X
	Virtus Silvant Large-Cap Growth Stock Fund	X		X	X
	Virtus Zevenbergen Innovative Growth Stock Fund	X		X	X
Virtus Equity Trust	Virtus KAR Capital Growth Fund	X	X	X	X
	Virtus KAR Equity Income Fund	X	X	X	X
	Virtus KAR Global Quality Dividend Fund	X	X	X	X
	Virtus KAR Mid-Cap Core Fund	X	X	X	X
	Virtus KAR Mid-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Core Fund	X	X	X	X
	Virtus KAR Small-Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Cap Value Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Core Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Growth Fund	X	X	X	X
	Virtus KAR Small-Mid Cap Value Fund	X	X	X	X
	Virtus SGA Emerging Markets Growth Fund	X	X	X	X
	Virtus SGA Global Growth Fund	X	X	X	X
	Virtus SGA New Leaders Growth Fund	X	X	X	X
	Virtus Tactical Allocation Fund	X	X	X	X
Virtus Investment Trust	Virtus Emerging Markets Opportunities Fund	X	X		X	X	X
	Virtus Income & Growth Fund	X	X			X	X
	Virtus KAR Global Small-Cap Fund	X	X			X	X
	Virtus KAR Health Sciences Fund	X	X			X	X
	Virtus NFJ Dividend Value Fund	X	X		X	X	X	X
	Virtus NFJ International Value Fund	X	X		X	X	X	X
	Virtus NFJ Large-Cap Value Fund	X	X		X	X	X	X
	Virtus NFJ Mid-Cap Value Fund	X	X		X	X	X	X
	Virtus NFJ Small-Cap Value Fund	X	X		X	X	X	X
	Virtus Silvant Focused Growth Fund	X	X		X	X	X	X
	Virtus Silvant Mid-Cap Growth Fund	X	X			X	X	X
	Virtus Small-Cap Fund	X	X		X	X	X
	Virtus Zevenbergen Technology Fund	X	X			X	X	X
Virtus Opportunities Trust	Virtus Duff & Phelps Global Infrastructure Fund	X	X	X	X
	Virtus Duff & Phelps Global Real Estate Securities Fund	X	X	X	X
	Virtus Duff & Phelps International Real Estate Securities Fund	X	X	X
	Virtus Duff & Phelps Real Asset Fund	X	X	X	X
	Virtus Duff & Phelps Real Estate Securities Fund	X	X	X	X
	Virtus FORT Trend Fund	X	X	X	X
	Virtus KAR Developing Markets Fund	X	X	X	X
	Virtus KAR Emerging Markets Small-Cap Fund	X	X	X	X
	Virtus KAR International Small-Mid Cap Fund	X	X	X	X
	Virtus Newfleet Core Plus Bond Fund	X	X	X	X
	Virtus Newfleet High Yield Fund	X	X	X	X
	Virtus Newfleet Low Duration Core Plus Bond Fund	X	X	X	X
	Virtus Newfleet Multi-Sector Intermediate Bond Fund	X	X	X	X
	Virtus Newfleet Multi-Sector Short Term Bond Fund(*)	X	X	X	X
	Virtus Newfleet Senior Floating Rate Fund	X	X	X	X
	Virtus Seix Tax-Exempt Bond Fund	X	X	X

	Virtus Stone Harbor Emerging Markets Bond Fund	X		X
	Virtus Stone Harbor Emerging Markets Debt Allocation Fund	X		X
	Virtus Stone Harbor Emerging Markets Debt Income Fund	X		X
	Virtus Stone Harbor High Yield Bond Fund	X		X
	Virtus Stone Harbor Local Markets Fund	X		X
	Virtus Stone Harbor Strategic Income Fund	X		X
	Virtus Vontobel Emerging Markets Opportunities Fund	X	X	X	X
	Virtus Vontobel Foreign Opportunities Fund	X	X	X	X
	Virtus Vontobel Global Opportunities Fund	X	X	X	X
	Virtus Vontobel Greater European Opportunities Fund	X	X	X
Virtus Strategy Trust	Virtus Convertible Fund	X	X		X	X	X	X
	Virtus Duff & Phelps Water Fund	X	X			X	X
	Virtus Global Allocation Fund	X	X		X	X	X	X
	Virtus International Small-Cap Fund	X	X		X	X	X	X
	Virtus Newfleet Short Duration High Income Fund	X	X		X	X	X
	Virtus NFJ Emerging Markets Value Fund	X	X			X	X
	Virtus NFJ Global Sustainability Fund	X				X	X
	Virtus Seix High Yield Income Fund	X	X			X	X	X

(*) Virtus Newfleet Multi-Sector Short Term Bond Fund also offers Class C1 Shares.

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

The Merger Fund® is an open-end, diversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage. The Merger Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, The Merger Fund’s other investment policies are not fundamental and may be changed without obtaining approval by The Merger Fund’s shareholders. Virtus Westchester Event-Driven Fund is an open-end, diversified, registered management investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Virtus Westchester Credit Event Fund (together with The Merger Fund® and Virtus Westchester Event-Driven Fund, each a “Fund”, and, collectively, the “Funds”) is an open-end, diversified, registered management investment company which seeks to provide attractive risk-adjusted returns independent of market cycles. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. There can be no assurance that a Fund will achieve its investment objective. The Funds’ investment adviser is Virtus Investment Advisers, Inc., One Financial Plaza, Hartford, CT 06103 (the “Adviser” or “VIA”), and the Funds’ investment subadviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Subadviser” or “Westchester”).

Virtus Westchester Event-Driven Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Subadviser may use on behalf of the Fund are merger-arbitrage strategy, special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings and option income strategies.

Virtus Westchester Credit Event Fund invests principally in fixed income and other investments related to catalyst-driven opportunities, such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings and similar investment opportunities. The Fund seeks to make investments that the Subadviser believes will appreciate in value or be re-paid early due to, among other things, completed transactions, debt restructurings, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Subadviser may also consider the income that can be earned on an investment until the time a catalyst-driven opportunity is expected to be realized. Among the investment strategies the Subadviser may use on behalf of the Fund are special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings, options strategies, and merger arbitrage strategies.

Trading to seek short-term capital appreciation can be expected to cause a Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by a Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of a Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with each Fund’s overall investment strategy, which may be considered speculative.

In pursuing a Fund’s investment objective and strategies, the Fund may invest in the instruments described elsewhere in this SAI. A Fund may not utilize all of the instruments or investment techniques described.

In addition to the principal investment strategies and the principal risks of the Funds described in the Funds’ combined prospectus, each Fund may employ other investment practices and may be subject to additional risks, including those that are described below in alphabetical order. Because the following is a combined description of investment strategies and risks for all three Funds, certain strategies and/or risks described below may not apply to a particular Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Appraisal Rights

Appraisal rights are statutory rights that allow shareholders to demand that the value of their shares that would otherwise be subject to divesture be determined by a judicial proceeding or independent valuator. Mergers and corporate reorganizations are subject to appraisal rights in many states. In the context of a merger or corporate reorganization, appraisal rights provide dissenting shareholders with a mechanism to seek to prevent acquiring corporations from paying less than the target company is worth to shareholders. If a dissenting shareholder commences an appraisal action and successfully persuades the court or independent valuator that either fair value was not paid for the target company’s shares or the price paid was not determined on an arm’s length basis, the dissenting shareholder can be awarded more consideration for its shares by the court or independent valuator than was paid pursuant to the applicable transaction. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a dissenting shareholder will not necessarily prevent the transaction from taking place as approved; however, if

Investment Technique	Description and Risks	Fund-Specific Limitations

enough shareholders dissented and the court or independent valuator found that a transaction’s terms were unfair, a transaction that a majority of shareholders had already approved could be prevented.

Appraisal actions involve substantial legal risk. In certain jurisdictions, a limited amount of judicial precedent on appraisal actions may increase the risk that the Subadviser’s assessment of the value of an appraisal action proves incorrect. Similarly, cases with a precedential effect may be decided during the course of an appraisal action being pursued by a Fund and that new precedent may substantially change the likelihood of a successful outcome or diminish the prospects for a significant recovery for the Fund in the pursuit of its appraisal action. All of these factors may make it difficult for the Subadviser to predict accurately the outcome of any particular appraisal action. Appraisal actions can be expensive and may require prolonged periods to pursue, litigate and/or resolve, and even when resolved, may not be resolved to the satisfaction of the shareholder or shareholders who commenced the action. There can be no assurance that any such actions will be successful, and a dissenting shareholder may receive less value for its shares than the value received by non-dissenting shareholders.

During the pendency of an appraisal action, market quotations or pricing service coverage for the appraisal action may be unavailable. In that case, a Fund would need to fair value the appraisal action in accordance with its valuation policy. Such fair valuations may involve substantial uncertainty, judgment, estimates and assumptions because there may be little or no reliable market data or other relevant information available to a Fund regarding the value of the appraisal action, all of which increases the risk that the Fund’s fair valuation may not reflect the value of the appraisal action. There can be no assurance that a valuation used for an appraisal action by the Fund will reflect either the value obtained by the Fund in a sale of its appraisal rights during the pendency of an appraisal action or the value the Fund ultimately obtains as a result of pursuing its appraisal rights, even in the event the Fund obtains a favorable outcome in the appraisal action.

Bank Capital Securities and Bank Obligations

A Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

A Fund may also invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Fund may also hold funds on deposit with its custodian bank in an interest-bearing account.

Below Investment Grade Securities

A Fund may invest in debt securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or

Investment Technique	Description and Risks	Fund-Specific Limitations

S&P that are determined by the Subadviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Subadviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A - Description of Moody’s Investors Service and S&P Global Ratings” for more information on securities ratings.

Borrowing

A Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes. When borrowing money, a Fund must follow specific guidelines under the Investment Company Act of 1940 (the “1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets. When a Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased. The interest, financing or other costs which a Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage. Fluctuations in the market value of a Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), also known as Freddie Mac, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as

Investment Technique	Description and Risks	Fund-Specific Limitations

“sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass- through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds-which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. A Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Subadviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Cybersecurity Risk

With the increased use of technologies, such as the Internet, and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service provider (including, but not limited to, the

Investment Technique	Description and Risks	Fund-Specific Limitations

administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future.

A Fund and its shareholders could be negatively impacted as a result. The Funds’ service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by issuers in which a Fund invests.

Convertible Securities

A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. Each Fund might be more willing to convert such securities to common stock.

A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is an appropriate investment for a Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, a Fund may invest in convertible debt securities rated less than investment grade.

Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities

Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S.

Investment Technique	Description and Risks	Fund-Specific Limitations

dollar and a foreign currency or currencies or to the value of commodities, such as gold.
Derivatives and Other Similar Instruments

Each Fund may invest in various types of derivatives and other similar instruments (collectively referred to in this section as "derivatives" or "derivative instruments"), which may at times result in significant derivative exposure. A derivative is generally a financial instrument whose performance is derived from the performance of another asset. Each Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

Each Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives may subject a Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). Changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may give rise to a form of leverage which magnifies the risk of loss. The use of derivatives may also result in smaller gains than otherwise would be the case. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Reverse repurchase agreements or similar financing transactions may also be deemed to be "derivatives" for purposes of Rule 18f-4 if a Fund chooses to rely on certain provisions of the Derivatives Rule in connection with its use of reverse repurchase agreements or similar financing transactions. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x the Underlying Index. For a

Investment Technique	Description and Risks	Fund-Specific Limitations

Fund that uses the Absolute VaR Test, the limit is 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

Options on Securities and Indexes

A Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell (“write”) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A significant portion of the capital gains realized by a Fund as a result of an options strategy may be treated as short-term capital gain for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them. See “Dividends, Distributions and Taxes” below.

Investment Technique	Description and Risks	Fund-Specific Limitations

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the values of the Fund’s securities during the period the option was outstanding.

Dealer (Over-The-Counter) Options

A Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Investment Technique	Description and Risks	Fund-Specific Limitations

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

Risks of Over-The-Counter Option Transactions

As part of its investment strategies, a Fund may engage in transactions involving options and futures contracts which are traded over- the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case a Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that a Fund will be able to liquidate an OTC contract at any time prior to expiration. A Fund may also be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund will be affected by many factors, including changes in the values of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, a Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call

Investment Technique	Description and Risks	Fund-Specific Limitations

option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange- traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Subadviser, and other clients of the Subadviser may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Uncovered Option Transactions

A Fund may sell uncovered, or “naked,” options. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. A Fund may sell uncovered call options as an alternative to selling short shares. A Fund may sell uncovered put options as an alternative to buying shares.

The risks associated with selling uncovered call options include some of those associated with selling short shares. Likewise, the risks associated with selling uncovered put options include risks associated with buying long shares.

Futures Contracts and Options on Futures Contracts

A Fund may invest in futures contracts and options thereon (“futures options”), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. A Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a reference asset (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the reference asset) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500® Index; the S&P Midcap 400®

Investment Technique	Description and Risks	Fund-Specific Limitations

Index; the Nikkei 225 Index; the New York Stock Exchange (“NYSE®”) Composite IndexTM; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and a Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of assets. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund will realize a capital gain, or if it is more, the Fund will realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The transaction costs must also be included in these calculations. For information regarding the U.S. federal income tax treatment of such capital gains and

Investment Technique	Description and Risks	Fund-Specific Limitations
losses, see “Dividends, Distributions and Taxes” below.
Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the Securities and Exchange Commission (the “SEC”) and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Investment Technique	Description and Risks	Fund-Specific Limitations
Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon

Options on securities and indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The values of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Contracts

A Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures. A Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Swap contracts may be individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Subadviser determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500® Index).

A Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into an interest rate swap in order to protect against declines in the values of fixed income securities held by the Fund. In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund

Investment Technique	Description and Risks	Fund-Specific Limitations

would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the London Interbank Offered Rate (“LIBOR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

A Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts

A Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

A Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles a Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. A Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the values of the underlying securities.

Credit Default Swap Contracts	A Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and

Investment Technique	Description and Risks	Fund-Specific Limitations

a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the difference between the par (or other agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

A Fund may use the swaps for any investment purpose, including as part of a merger-arbitrage or event-driven strategy involving pending corporate reorganizations. A Fund may also purchase credit protection on a referenced entity’s obligations. When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default. Credit default swap contracts involve, to varying degrees, elements of market risk and exposure to loss. Other risks associated with the use of credit default swap agreements include the risk of imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations. Where a Fund is the purchaser of default protection under the credit default swap, the Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Equity Securities

The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Outside of the United States, preferred stock may carry different rights or obligations. In some jurisdictions, preferred stocks may have different voting rights and there may be more robust trading markets and liquidity in preferred stock than the common or ordinary stock of

Investment Technique	Description and Risks	Fund-Specific Limitations

the company. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long- term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Investments in Debt Instruments

A Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Instruments”) issued by companies, including those involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. Some or all of these Debt Instruments may carry non-investment-grade credit ratings. See “Below Investment Grade Securities” above.

The price of a Debt Instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a Debt Instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. The price of a Debt Instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a Debt Instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. A Debt Instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Debt Instruments with floating interest rates may be less sensitive to interest rate changes. The price of a Debt Instrument trading at a negative interest rate responds to interest rate changes like other Debt Instruments; however, a Debt Instrument trading at a negative interest rate is generally expected to produce a negative return if held to maturity.

Debt Instruments include fixed and floating rate instruments of any maturity. Fixed rate instruments pay a specified rate of interest or dividends. Floating rate instruments pay a rate that is adjusted periodically by reference to a specified index or market rate. Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. Indexed bonds are a type of fixed income instrument whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). To the extent a Fund invests in indexed instruments, the future income of the Fund also will be affected by changes in those instruments’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices). Because zero coupon bonds do not

Investment Technique	Description and Risks	Fund-Specific Limitations

make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, the value of zero coupon bonds fall more sharply than the value of interest paying bonds. However, zero coupon bonds rise more rapidly in value when interest rates drop.

The market values of convertible Debt Instruments will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market values of Debt Instruments issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Instruments are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

A Fund may invest in Debt Instruments because the Subadviser determines that the Debt Instruments offer an attractive yield or because of the Subadviser’s credit outlook for or assessment of the issuer of the obligation, including when the Subadviser believes the market has underestimated the credit quality or attractiveness of a particular issuer or debt obligation. The Subadviser’s judgment may be incorrect, and each Fund is subject to the risk of losses due to the Subadviser’s determinations regarding a particular debt obligation or issuer.

A Fund may invest in Debt Instruments of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. A Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. Because such issuers are likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers may be illiquid and are considered highly speculative.

Investments in New Issues

A Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from a Fund’s investments may underperform returns from the various general securities markets or different asset classes. Different types of investments tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular instrument will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that instrument. Other market risks that can affect value include a market’s current attitudes about types of investments, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell investments at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Some investments may be difficult to value during such periods. These risks may be heightened for fixed income instruments due to the

Investment Technique	Description and Risks	Fund-Specific Limitations

current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain instruments. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests or the issuers of such instruments in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser or Subadviser are regulated and could affect pending mergers or other events in which the Funds have established investment positions. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, epidemics and pandemics, and acts of terrorism are other potential risks that could adversely affect an investment or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Funds have invested to fail to

Investment Technique	Description and Risks	Fund-Specific Limitations
close or occur as expected by the Subadviser, leading to a Fund experiencing investment losses.

Master Limited Partnerships (“MLPs”)

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.

Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent a Fund’s potential profit on such an investment. The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that a Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger-arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If a Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Merger-arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. This may be due to, among other things, a number of merger-arbitrage advisers and other investors investing in a limited number of potential deals. Also, when market interest rates

Investment Technique	Description and Risks	Fund-Specific Limitations
are relatively low, the spreads on merger-arbitrage positions may be relatively small (i.e., narrow) as well.
Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. A Fund may be subject to foreign taxes on (i) net proceeds it receives, capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by a Fund in respect of its foreign securities will reduce its yield. See “Dividends, Distributions and Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. A Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times. Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. In addition, economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging markets are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are

Investment Technique	Description and Risks	Fund-Specific Limitations

less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times. Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging markets than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets.

Other Investment Companies

A Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with each Fund’s investment objective and policies and permissible under the 1940 Act.

A Fund may invest in other investment companies to gain broad market or sector exposure or to earn a return on uninvested assets, including during periods when it has large amounts of uninvested cash.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Securities Loans

A Fund may make loans of its portfolio securities, on either a short-term or long-term basis, thereby realizing additional income. The principal risks in lending portfolio securities, as with other extensions of credit, include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the collateral provided for loans be marked to market by collateral consisting of cash or short-term debt obligations at least equal to the value of the securities on loan. The borrower is also obligated to pay to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower (less any fees or expenses shared with the

Investment Technique	Description and Risks	Fund-Specific Limitations

Fund’s securities lending agent), though it is also subject to all of the risk of loss on the investment of collateral.

Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. However, because the Fund must recall securities on loan prior to the relevant record date to be entitled to vote on matters submitted to shareholders, there can be no assurance that the Fund will recall securities in a timely manner or that the borrower of the securities will return a loaned security in a timely manner after its recall by the Fund. As a result, securities loans may result in the Fund being unable to exercise voting rights on certain matters, including on proposed mergers, acquisitions, or other events to which the Fund has significant investment exposure. The Fund also may call such loaned securities in order to sell the securities. The Fund will bear the fees and other expenses incurred in connection with arranging loans of its portfolio securities.

Bank of New York Mellon (“BNYM”) serves as the securities lending agent for each Fund as of February 28, 2022. In that role, BNYM administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trusts and BNYM.

Short Sales

Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

Short sales are generally subject to the provisions of Rule 18f-4. (See “Derivatives and Other Similar Instruments” above for additional information.)

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a

Investment Technique	Description and Risks	Fund-Specific Limitations

Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt instruments, and U.S. government securities.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. A Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate- term bonds and they typically have lower yields than perpetual preferred stocks.

Repurchase Agreements

Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Securities Lending

Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

In allocating investment opportunities in SPACs amongst accounts advised by the Subadviser, the Subadviser will seek to allocate such opportunities in a manner that is, over time, fair and equitable to all accounts. As part of its allocation decision, the Subadviser may consider a number of factors including, but not limited to, the permissibility and/or appropriateness of such an investment for an account given the investment’s expected risk/return profile, the availability of the investment in sufficient volume to reasonably be expected to affect the account’s performance materially, and whether the account has sufficient liquidity to participate in the investment opportunity in an amount that could reasonably be expected to affect its performance materially.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to seek to respond to adverse market, economic or other conditions. In taking such positions, a Fund may temporarily invest a substantial portion of its assets in cash and cash equivalents, including money market instruments. Money market instruments include, but are not limited to: obligations of the U.S. government or its agencies or instrumentalities; Treasury bills and other short- term obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 by S&P or Prime- 1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and repurchase agreements. However, the Subadviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a Fund to miss out on investment opportunities, and may prevent the Fund from achieving its investment objective.

Investment Technique	Description and Risks	Fund-Specific Limitations
Variable and Floating Rate Debt Instruments

A Fund may invest in floating rate debt instruments, including senior loans. Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to senior loans, instruments such as catastrophe and other event- linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Loans may not be considered “securities” for certain purposes under the federal securities laws, and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable Rate Master Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.

Warrants or Rights to Purchase Securities

Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder

Investment Technique	Description and Risks	Fund-Specific Limitations

the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

INVESTMENT LIMITATIONS

The following investment restrictions have been adopted by the specified Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the relevant Fund. As used in this SAI and in the Funds’ combined prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of (a) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

The Merger Fund’s investment restrictions provide that:

(1) The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2) The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof. Any such borrowings may be secured or unsecured.

(3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4) The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(5) The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6) The Fund may not purchase or sell commodities or commodity contracts.

(7) The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are subject to Rule 18f-4. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit The Merger Fund® to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to give broad authority to The Merger Fund® as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, The Merger Fund® may rely upon available industry classifications. With respect to investments in SPACs, The Merger Fund® will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by The Merger Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent The Merger Fund® from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, The Merger Fund® will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Subadviser believes the income justifies the attendant risks. The Merger Fund® also will be permitted by this policy to make loans of money, including to other funds. The policy in (7) above will be interpreted not to prevent The Merger Fund® from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

Virtus Westchester Event-Driven Fund’s investment restrictions provide that the Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit Virtus Westchester Event-Driven Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

Although Virtus Westchester Event-Driven Fund may lend its securities, the Fund may have to recall such loans to vote proxies if the Subadviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.

When Virtus Westchester Event-Driven Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are subject to Rule 18f-4. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent Virtus Westchester Event-Driven Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, Virtus Westchester Event-Driven Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent Virtus Westchester Event-Driven Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to Virtus Westchester Event-Driven Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, Virtus Westchester Event-Driven Fund may rely upon available industry classifications. Virtus Westchester Event-Driven Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry. With respect to investments in SPACs, Virtus Westchester Event-Driven Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by Virtus Westchester Event-Driven Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

Virtus Westchester Credit Event Fund’s investment restrictions provide that the Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit Virtus Westchester Credit Event Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are subject to Rule 18f-4. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent Virtus Westchester Credit Event Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, Virtus Westchester Credit Event Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent Virtus Westchester Credit Event Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to Virtus Westchester Credit Event Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, Virtus Westchester Credit Event Fund may rely upon available industry classifications. Virtus Westchester Credit Event Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry. With respect to investments in SPACs, Virtus Westchester Credit Event Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by Virtus Westchester Credit Event Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

MANAGEMENT OF THE TRUSTS

Trustees and Officers

The Board is responsible for the overall supervision of the Trusts, including establishing the Funds’ policies and general supervision and review of their investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trusts have no employees.

Unless otherwise noted, each Trustee of the Trusts also serves as a Trustee of other Virtus Funds and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trusts.

Independent Trustees*

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960	Since 2021	99

Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Cogan, Sarah E.	Since 2021	103	Retired Partner, Simpson Thacher & Bartlett LLP	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
YOB: 1956			(“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).

Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

DeCotis, Deborah A. YOB: 1952	Since 2021	103

Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

Drummond, F. Ford YOB: 1962	Since 2021	103

President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).

Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015),

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

Harris, Sidney E. YOB: 1949	Since 2021	96	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Mallin, John R. YOB: 1950	Since 2021	96	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

McDaniel, Connie D. YOB: 1958	Since 2021	96

Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

McLoughlin, Philip YOB: 1946	Since 2021	106	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

McNamara, Geraldine M. YOB: 1951	Since 2021	106	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).

Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible &

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).

Walton, R. Keith YOB: 1964	Since 2021	103

Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.

Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

Zino, Brian T. YOB: 1952	Since 2021	103	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).

Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

(1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

* Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Since 2021	109

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).

Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).

Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.

Branigan, Timothy YOB: 1976

Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).

Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).

Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Griswold, Heidi YOB: 1973	Vice President (since 2021).

Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).

Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021).

Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).

Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2021).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).

Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).

Short, Julia R. YOB: 1972	Senior Vice President (since 2021).

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).

Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).

Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Leadership Structure and the Board of Trustees

The Board is currently composed of 12 trustees, including 11 Independent Trustees. In addition to five regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Trustees of the Virtus Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trusts’ service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trusts’ Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trusts’ operations within the context of his detailed understanding of the perspective of the Adviser and the Trusts’ other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trusts’ operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trusts, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Funds as well as the perspective of other service providers to the Trusts. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trusts.

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are Connie D. McDaniel, Chairperson, Donald C. Burke, Deborah A. DeCotis, John R. Mallin and Brian T. Zino. The Audit Committee met five times during the Funds’ last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Funds’ compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; and (4) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M. McNamara, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, and R. Keith Walton. The Compliance Committee met five times during the Funds’ last fiscal year.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Donald C. Burke, Deborah A. DeCotis, Sidney E. Harris and Brian T. Zino. The Executive Committee met four times during the Funds’ last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Brian T. Zino, Chairperson, Sarah E. Cogan, Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. The Governance and Nominating Committee met five times during the Funds’ last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a Fund, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Funds’ policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Funds’ Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of the Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Cadre Holdings Inc., Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (2015 to 2021 and 1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019). He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus affiliates.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and

Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director and Governance and Nominating Committee Chairperson of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). Ms. McDaniel is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the chairman of the board of several such funds.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by Virtus affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale University and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Board Oversight of Risk Management

As a registered investment company, the Trusts are subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trusts’ risk management structure by the Trusts’ Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trusts’ service providers and officers. The Trusts’ Adviser, Subadviser, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trusts’ Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Trusts’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trusts’ CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadviser that affect the Funds. The Board also adopts compliance policies and procedures for the Trusts and approves such procedures for the Trusts’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings

As of December 31, 2022, the Trustees beneficially owned shares of the Funds as set forth in the table below.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trusts	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(*)

Donald C. Burke	The Merger Fund® ̶ $1 - $10,000 Virtus Westchester Credit Event Fund ̶ $1 - $10,000 Virtus Westchester Event-Driven Fund ̶ $1 - $10,000	Over $100,000
Sarah E. Cogan	None	Over $100,000
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond	None	Over $100,000

Sidney E. Harris	None	Over $100,000
John R. Mallin	None	Over $100,000
Connie D. McDaniel	None	Over $100,000
Philip McLoughlin	None	Over $100,000
Geraldine M. McNamara	None	Over $100,000
R. Keith Walton	None	None
Brian T. Zino	None	Over $100,000

(*) Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.

Interested Trustee	Dollar Range of Equity Securities in a Fund of the Trusts	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies
George R. Aylward	None	Over $100,000

As of April 10, 2023, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.

Shareholder and Trustee Liability

Each Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability of shareholders is remote. The Declarations of Trust do not require the Funds to hold annual meetings of shareholders. However, a Fund will hold special meetings when required by federal or state securities laws. The holders of at least 10% of a Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications. The Merger Fund Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Trustee has also entered into an Indemnification Agreement with the Funds. The Indemnification Agreement provides that the Funds shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Fund, to the fullest extent permitted by the relevant Fund’s governing documents and the governing law of the relevant Fund, the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act.

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trusts do not have any retirement plan for their Trustees.

For the fiscal year ended December 31, 2022, the Funds paid the following to the prior Independent Trustees:

Independent Trustees	Aggregate Compensation from the Funds	Total Compensation From Trust and Fund Complex Paid to Trustees
Donald C. Burke	$28,122	$438,000.00 (99 Funds)
Sarah E. Cogan	$24,119	$365,000.00 (103 Funds)
Deborah A. DeCotis	$24,119	$355,000.00 (103 Funds)
F. Ford Drummond	$24,119	$360,000.00 (103 Funds)
Sidney E. Harris	$28,122	$340,000.00 (96 Funds)
John R. Mallin	$28,122	$340,000.00 (96 Funds)
Connie D. McDaniel	$31,983	$385,000.00 (96 Funds)
Philip R. McLoughlin	$38,110	$645,625.00 (106 Funds)
Geraldine M. McNamara	$30,746	$468,000.00 (106 Funds)
R. Keith Walton	$25,011	$355,000.00 (103 Funds)
Brian T. Zino	$26,742	$400,000.00 (103 Funds)

Interested Trustees	Aggregate Compensation from the Funds	Total Compensation From Funds and Fund Complex Paid to Trustees

George R. Aylward	None	None

Sales Loads

The Trusts’ Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.

Code of Ethics

The Trusts, their Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trusts have also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trusts have adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Trusts’ intention for the Funds to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds or their voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds or their voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing a Fund is responsible for voting proxies for such Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected Fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Funds both are designed to further the best economic interests of the affected Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

▪ Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

▪ Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

▪ Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

▪ Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

▪ Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Funds and their voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Funds, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trusts (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected Fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trusts.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policy and procedures followed by the subadviser to the Funds in voting proxies for the respective Funds.

The Subadviser’s Proxy Voting Policy and Procedures

Westchester has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Funds, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows: The primary consideration in voting proxies is the best interest of the Funds. Where a proxy proposal raises a material conflict between the Subadviser’s interests and a Fund’s interests, the Subadviser will resolve the conflict by following the policy guidelines. The proxy-voting guidelines describe the Subadviser’s general position on proposals. The Subadviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved. The Subadviser will review certain issues on a case-by-case basis based on the financial interest of the Funds. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Subadviser has knowledge that an event will occur having a material effect on a Fund’s investment in a loaned security, the Subadviser may seek to call the loan in time to vote the securities or the Subadviser may seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Subadviser believes is in the Fund’s best interests. There can be no assurance that the Subadviser will be successful in calling a loan in time to vote the securities or entering into an arrangement to ensure the proxies for such events will be voted as the Subadviser believes is in a Fund’s best interests. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available for each Fund without charge, upon request, by calling the Funds’ Sub-Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 10, 2023, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class, or 25% or more of the outstanding shares of all classes of the Funds included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

(See “MANAGEMENT OF THE FUNDS” in the Funds’ combined prospectus.)

Investment Adviser

The investment adviser to the Funds is Virtus Investment Advisers, Inc., located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 70 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of December 31, 2022, VIA had approximately $46.2 billion in assets under management.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board, provides that the Trusts will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trusts. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trusts and any public offering of its shares, including, among others, leverage expenses, acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser, Virtus or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trusts), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trusts will also pay the fees and bear the expense of registering and maintaining the registration of the Trusts and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trusts will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trusts are a party.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trusts’ general administration expenses allocated on the basis of the asset values of the respective Funds.

For managing, or directing the management of, the investments of each Fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates based on each Fund’s average daily net assets:

Fund	Investment Advisory Fee
The Merger Fund®	1.00%
Virtus Westchester Event-Driven Fund	1.25%
Virtus Westchester Credit Event Fund	1.00%

The Adviser may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has entered into an agreement with The Merger Fund® whereby VIA has agreed to waive its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund on net assets above $2.0 billion. The management fee waiver is applied prior to the expense limitation agreement as described above. This agreement will apply through September 30, 2023, and shall continue in effect from year-to-year thereafter unless it is terminated by the Fund’s Board of Trustees at an earlier time. The Adviser has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) through April 30, 2024 of the Funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table (expressed as a percentage of daily net assets):

Fund	Class A	Class I
The Merger Fund®	1.46%	1.17%
Virtus Westchester Event-Driven Fund	1.80%	1.55%
Virtus Westchester Credit Event Fund	1.80%	1.55%

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements, for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trusts or to any shareholder of the Trusts for any error of judgment or mistake of law or for any loss suffered by the Trusts or by any shareholder of the Trusts in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trusts which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trusts or the relevant Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trusts or as to a Fund by the Board or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trusts will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

George Aylward, Jennifer Fromm, and Richard W. Smirl each serve as an officer of the Trusts and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Wendy Hills, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The directors of the Adviser are George Aylward, Michael Angerthal and Wendy Hills.

Advisory Fees

Effective October 1, 2021, VIA became the Advisor to the Funds. All advisory fees paid prior to October 1, 2021, were paid to Westchester, the Funds’ former advisor. The following table shows the dollar amount of fees received by the Adviser or Westchester for services to the Funds, the amount of expenses reimbursed by the Adviser, and the actual fee received by the Adviser or Westchester, during the fiscal years ended December 31, 2020, 2021 and 2022 under the investment advisory agreement in effect.

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2020	2021	2022	2020	2021	2022	2020	2021	2022
The Merger Fund®	32,544,612	41,197,987	43,270,702	(878,123)	(2,573,467)	(4,582,458)	31,666,489	38,624,520	38,688,244
Virtus Westchester Credit Event Fund	76,175	139,317	495,297	(113,584)	(93,740)	67,439	(37,409)	45,577	562,736
Virtus Westchester Event-Driven Fund	2,772,523	3,966,090	4,328,151	0	(53,241)	(274,400)	2,772,523	3,912,849	4,053,751

Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Notice

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds pursuant to CFTC Regulation 4.5. Accordingly, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. In order for the Adviser to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and the Subadviser may be required to register as a “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. A Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s and Subadviser’s intentions to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect a Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Subadviser and Subadvisory Agreement

Westchester Capital Management, LLC (the “Subadviser” or “Westchester”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, served as The Merger Fund’s investment adviser from 2011 to September 30, 2021 and Virtus Westchester Event-Driven Fund’s and Virtus Westchester Credit Event Fund’s investment adviser from the time each fund commenced operations to September 30, 2021. Westchester continues to serve as each fund’s Subadviser. Prior to 2011, The Merger Fund® was managed by the Subadviser’s predecessor, Westchester Capital Management, Inc. The Subadviser had approximately $5.11 billion in assets under management as of December 31, 2022.

The Adviser has entered into a subadvisory agreement with respect to each Fund. The subadvisory agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services under the Investment Advisory Agreement. The Subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of the Subadviser’s performance. The subadvisory agreement for each Fund will continue in effect from year to year if specifically approved by the Board of Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Fund.

A discussion regarding the Board of Trustees’ basis for approving the Subadvisory Agreement is available in the Semiannual Report to Fund shareholders for the fiscal period ended June 30, 2021.

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of The Merger Fund’s and Virtus Westchester Event-Driven Fund’s portfolios. Messrs. Behren and Shannon, along with Mr. Steven V. Tan, are primarily responsible for the day-to-day management of Virtus Westchester Credit Event Fund’s portfolio.

Mr. Behren has served as Co-President of the Subadviser since 2011 and as Co-Chief Investment Officer of the Subadviser since October 2021. Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund® from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund® since January 2007. Mr. Behren has served as a portfolio manager of Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Shannon has served as Co-President of the Subadviser since 2011 and as Co-Chief Investment Officer of the Subadviser since October 2021. Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund® since January 2007 and of Virtus Westchester Event-Driven Fund and Virtus Westchester Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Tan has served as Senior Equity Analyst of the Subadviser since 2012 and Director of Credit Research since 2016. From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group. Mr. Tan has served as a portfolio manager of Virtus Westchester Credit Event Fund since its inception in November 2017.

For its services as subadviser, Westchester receives a subadvisory fee from VIA at the rate of 50% of the net advisory fee paid by each Fund.

Subadvisory Fees

The following table shows the dollar amount of fees payable to the subadviser for managing the respective Funds, the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the period October 1, 2021 through December 31, 2021 and the fiscal year ended December 31, 2022.

	Gross Subadvisory Fee ($)		Subadvisory Fee Waived and/or Expenses Reimbursed ($)		Net Subadvisory Fee ($)
Fund	10/1/2021-12/31/2021	1/1/2022-12/31/2022	10/1/2021-12/31/2021	1/1/2022-12/31/2022	10/1/2021-12/31/2021	1/1/2022-12/31/2022
The Merger Fund®	5,393,807	21,635,351	(745,932)	(2,291,228)	4,647,875	19,344,123
Virtus Westchester Credit Event Fund	20,708	247,648	(5,551)	33,719	15,157	281,367
Virtus Westchester Event-Driven Fund	547,713	2,164,075	(26,620)	(137,200)	521,093	2,026,875

Administrator

VFS is the administrator of the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS receives an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Funds’ assets will be aggregated with those of the other Virtus Funds for which VFS is the administrator. VFS became administrator to the Funds on October 1, 2021.

The following table shows the dollar amount of fees paid to the administrator for its administrative services with respect to each Fund, for the period October 1, 2021 through December 31, 2021 and the fiscal year ended December 31, 2022.

	Administration Fee ($)
Fund	10/1/2021-12/31/2021	1/1/2022-12/31/2022
The Merger Fund®	970,867	4,042,324
Virtus Westchester Credit Event Fund	3,729	46,229
Virtus Westchester Event-Driven Fund	79,070	323,220

Sub-administrative and Accounting Agent

The Trusts have entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon serves as sub-administrative and accounting agent of the Trusts. For its services in this capacity, BNY Mellon will receive a fee based on the Funds’ aggregate average net assets across all funds within the Virtus Mutual Funds. In addition to the asset- based fee, BNY Mellon is entitled to certain non-material fees, as well as out of pocket expenses.

Prior to February 28, 2022, U.S. Bank served as sub-administrative and accounting agent of the Trusts.

Additional Payments For Other Services. The Funds may make payments to financial intermediaries for sub-transfer agency or other shareholder services. Those payments are referred to below as “Services Payments.” These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Funds or by VP Distributors, the Transfer Agent or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds, VP Distributors, the Transfer Agent and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.

The following table shows the dollar amount of fees paid to, the amount of fees waived by and the net amount of fees received by the Subadministrative and Accounting Agent for the period October 1, 2021 through December 31, 2021 and the fiscal year ended December 31, 2022, for its services with respect to each Funds.

	Total Subadministrative Fees ($)		Fees Waived by Sub-Administrator ($)		Net Subadministrative Fee
	10/1/2021-12/31/2021	1/1/2022-12/31/2022	10/1/2021-12/31/2021	1/1/2022-12/31/2022	10/1/2021-12/31/2021	1/1/2022-12/31/2022
The Merger Fund®	418,858	381,627	0	(120,665)	418,858	260,962
Virtus Westchester Credit Event Fund	12,330	10,911	0	(1,334)	12,330	9,577
Virtus Westchester Event-Driven Fund	72,339	36,534	0	(9,794)	72,339	26,740

Distributor

VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and the subadviser, serves as distributor of the Fund’s shares. Fund shares are offered on a continuous basis. Prior to October 1, 2021, the Funds’ principal underwriter was Compass Distributors, LLC (“Compass”), Three Canal Plaza, Suite 100, Portland, Maine 04101. Compass is a Delaware limited liability company registered under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. Compass was terminated with respect to each fund or class of shares on October 1, 2021, at which point VP Distributors, LLC became the principal underwriter of each class of each Fund’s shares. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103. George R. Aylward, Jennifer Fromm, Heidi C. Griswold and Richard W. Smirl, each serve as an officer of the Trusts and as an officer for the Distributor.

The Trusts and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trusts have granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trusts.

For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trusts pursuant to the Distribution Plans described below.

During the fiscal year ended December 31, 2022, purchasers of shares of the Funds paid aggregate sales charges of $96,853, of which the Distributor, received net commissions of $96,734, for its services, the balance being paid to dealers. During this same period there were no deferred sales charges for Class A Shares.

The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trusts’ Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

The following table shows the dollar amount of sales charges paid by each Fund to the Distributor for the fiscal years ended period October 1, 2021 through December 31, 2021 and the fiscal year ended December 31, 2022, with respect to sales of Class A Shares of the Funds and the amount of sales charges retained by the Distributor and reallowed to other persons.

	Aggregate Underwriting Commissions ($)		Amount Retained by Distributor ($)		Amount Reallowed ($)
Fund	10/121-12/31/21	1/1/22-12/31/22	10/121-12/31/21	1/1/22-12/31/22	10/121-12/31/21	1/1/22-12/31/22
The Merger Fund®	2,009	90,751	342	90,751	1,667	0
Virtus Westchester Credit Event Fund	0	5,533	0	5,414	0	119
Virtus Westchester Event-Driven Fund	0	569	0	569	0	0

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Amount of Transaction at Offering Price	Sales Charge as a percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of a Fund for providing certain recordkeeping and related services to the Fund or its shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC of 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the Fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

Custodian

The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, NY 10286, serves as the Custodian of the Funds’ assets. The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trusts have authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.

Prior to February 28th, 2022, U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53222, served as custodian for assets of all funds, including as custodian of the Trusts.

Securities Lending Agent

BNYM served as securities lending agent for each Fund participating in the securities lending program for the fiscal year ended December 31, 2022. In that role, BNYM administered each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and BNYM.

As securities lending agent, BNYM is responsible for the administration and management of each Fund’s securities lending program, including:

▪ negotiation, preparation and execution of an agreement with each approved borrower governing the terms and conditions of any securities loan,

▪ credit review and monitoring of approved borrowers,

▪ loan negotiation,

▪ ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, sub custodians/depositories,

▪ daily marking to market of loans,

▪ monitoring and maintaining cash collateral levels,

▪ arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines,

▪ initiating and monitoring loan terminations/recalls,

▪ ensuring that all dividends and other distributions from corporate actions with respect to loaned securities are credited to the relevant Funds, and

▪ maintaining records relating to the Fund’s securities lending activity and providing monthly/quarterly statements.

BNYM receives as compensation for its services a portion of the amount earned by each participating Fund for lending securities.

For each Fund participating in the securities lending program, the table below sets forth, for the most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.

		Fees and/or compensation for securities lending activities and related services:
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split (specify)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
The Merger Fund®	189,967	10,324	21,256	—	—	99,876	—	31,580	58,511
Westchester Credit Event Fund	16,193	276	2,076	—	—	12,275	—	2,352	1,566
Westchester Event-Driven Fund	62,501	3,464	7,546	—	—	31,856	—	11,010	19,635

Transfer Agent and Sub-Transfer Agent

VFS acts as transfer agent for the Trusts. Pursuant to a Transfer Agent and Service Agreement, VFS receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%. VFS is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by VFS or the Funds. Pursuant to an agreement among the Trusts, VFS and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds as approved by the Board.

Legal Counsel to the Trust

Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA, 94104, acts as legal counsel to the Trust and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.

DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted an amended and restated plan of distribution, (each, a “Plan” and, together, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act in respect of Class A shares only. Under the Plans, each Fund may pay to VP Distributors, or to any broker-dealer with whom a Fund or the Distributor has entered into a dealer agreement to distribute Class A shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to Class A shares held or purchased by their respective customers or in connection with the purchase of Class A shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the Class A shares of a Fund. Information regarding the fees borne under the Plans by Class A shareholders of the Funds and the purposes for which those fees were expended during the most recently completed fiscal year (or period) is included in the tables at the end of this section.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as providing services to the Fund’s shareholders; or providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or providing services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or providing other processing.

On a quarterly basis, the Fund’s Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund’s Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

There were no Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A shares prior to October 21, 2021, as VP Distributors was not the principal underwriter.

Rule 12b-1 Fees Paid

The following table shows Rule 12b-1 Fees paid by the Funds to the distributor with respect to Class A Shares of each Fund for which such fees were paid for the period October 1, 2021 through December 31, 2021 and the fiscal year ended December 31, 2022.

	Rule 12b-1 Fees Paid ($)
Fund	10/1/2021-12/31/2021	1/1/2022-12/31/2022
The Merger Fund®	521,986	1,955,243
Virtus Westchester Credit Event Fund	552	9,194
Virtus Westchester Event-Driven Fund	21,855	53,167

For the fiscal year ended December 31, 2022, the Funds paid Rule 12b-1 fees in the amount of $2,017,604 The Distributor retained $26,019 and paid $1,991,585 to unaffiliated broker-dealers. The Rule 12b-1 payments were used for (1) compensation to dealers, $2,051; (2) compensation to sales personnel, $3,413,813; (3) advertising, $828,710; (4) printing and mailing of prospectuses to other than current shareholders, $5,483; and (5) other $952,706.

No interested person of the Fund other than the Distributor and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans.

PORTFOLIO MANAGERS

The Following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2022.

Other Accounts Managed (No Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Roy D. Behren	7	$5.08 billion	0	N/A	0	N/A
Michael T. Shannon	7	$5.08 billion	0	N/A	0	N/A
Steven V. Tan	0	N/A	0	N/A	0	N/A

Other Accounts Managed (With Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Roy D. Behren	0	N/A	1	$32.2 million	0	N/A
Michael T. Shannon	0	N/A	1	$32.2 million	0	N/A
Steven V. Tan	0	N/A	0	N/A	0	N/A

Description of any Potential Material Conflicts of Interest

The fact that Messrs. Behren and Shannon serve as portfolio managers of each Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts). However, the Subadviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Funds and the other accounts all engage in merger arbitrage and event-driven investing and, in many respects, are managed in a similar fashion; (ii) the Subadviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Funds and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Subadviser’s Chief Compliance Officer.

Portfolio Manager Compensation

Virtus Investment Partners, Inc. and its affiliated investment management firms, including Westchester (collectively “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefit package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with a multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs.The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guaranteed payout.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Portfolio Manager Fund Ownership

As of December 31, 2022, the portfolio managers owned the following dollar range of equity securities in each of the Funds:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Financial Exposure Through Similar Strategies
Roy D. Behren	The Merger Fund® Virtus Westchester Credit Event Fund Virtus Westchester Event-Driven Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000	Over $1,000,000 $10,001-$50,000 None
Michael T. Shannon	The Merger Fund® Virtus Westchester Credit Event Fund Virtus Westchester Event-Driven Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000	Over $1,000,000 $10,001-$50,000 None
Steven V. Tan	Virtus Westchester Credit Event Fund	$100,001-$500,000	None

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Subadviser. The Subadviser is authorized to allocate the orders placed by it on behalf of a Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Subadviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Subadviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Subadviser’s overall responsibilities for accounts over which the Subadviser exercises investment discretion.

When placing brokerage orders on behalf of the Funds, the Subadviser uses reasonable efforts to select broker-dealers whose services are available at competitive commission rates, although the Subadviser does not select broker-dealers solely on the basis of commission rates. Consequently, the Subadviser may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

In allocating portfolio brokerage, the Subadviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Subadviser or its affiliate exercises investment discretion. Some of the services received as the result of Fund transactions may benefit accounts other than the Funds that generated the benefits.

When the Funds and the other accounts over which the Subadviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Subadviser and its affiliate may aggregate the orders. As a result of the practice of bunching orders, the Subadviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order. The Subadviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

The following table shows aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended December 31, 2020, 2021 and 2022.

	Aggregate Amount of Brokerage Commissions ($)
	2020	2021	2022
The Merger Fund®	5,116,676	4,313,316	7,031,779
Virtus Westchester Credit Event Fund	10,994	10,339	42,959
Virtus Westchester Event-Driven Fund	1,047,343	786,085	919,405

For the fiscal year ended December 31, 2022, no brokerage commissions were paid by the Funds to broker-dealers with respect to research services provided by third parties.

Securities of Regular Broker-Dealers

The Funds are required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parent companies held by the Funds as of the close of their most recent fiscal year.

During the fiscal year ended December 31, 2022, The Merger Fund® acquired securities of certain regular broker dealers or the parents of such firms. The aggregate holdings of The Merger Fund® of those brokers or dealers as of December 31, 2022 (amounts in thousands) were as follows:

Fund	Broker/Dealer	Value ($ in thousands)
The Merger Fund®	Cowen and Company	6,804
	Goldman Sachs & Co. LLC	42,779
Westchester Event Driven Fund	Cowen and Company	657

PURCHASE, REDEMPTION AND PRICING OF SHARES

How to Buy Shares

For Class A Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions.

For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the Virtus Mutual Funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470.

The Trusts have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trusts will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Alternative Purchase Arrangements

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). The Funds also offer Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and service fee. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions (including exchanges into the Virtus Seix U.S. Government Securities Ultra-Short Bond Fund and Virtus Seix Ultra-Short Bond Fund (the “Ultra-Short Bond Funds”)) on which a finder’s fee has been paid. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For the Funds in this SAI, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class I Shares

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadviser, their affiliates, and to Trustees of the Virtus Mutual Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

Class A Shares — Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced initial sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC of 1.00% if they redeem their shares within 18 months of purchase. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:

(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Fund’s Adviser, subadviser or Distributor;

(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5) Any qualified retirement plan exclusively for persons described above;

(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;

(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (See Appendix B to the prospectus for a description of broker-dealers offering various sales load waivers);

(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18) Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A in the Funds’ prospectus for a description of broker-dealers offering various sales load waivers.)

(19) Purchasers of Class A shares of a Fund who were already shareholders of that same Fund as of September 30, 2021.

Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege

Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:

(a) Any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;

(b) A trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);

(c) Multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or

(d) Trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Right of Accumulation

The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than Class A Shares of the Ultra-Short Bond Funds) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.

Gifting of Shares

If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these Funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Virtus Mutual Funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Associations

Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent

If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund, (other than Class A Shares of the Ultra-Short Bond Funds) if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Class A — Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares if the redemption is made:

(a) within one year of death;

(i) of the sole shareholder on an individual account,

(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv) of the “grantor” on a trust account;

(b) within one year of disability, as defined in Code Section 72(m)(7);

(c) as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus;

(d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e) based on the exercise of exchange privileges among Class A Shares of these Funds or any of the Virtus Mutual Funds;

(f) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g) based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Class A Shares — Variations and Waivers of Sales Charges

Class A Shares purchased through specific intermediaries may be eligible for additional scheduled variations in, and eliminations of, Class A Shares sales charges. Information about these variations and waivers is available from your financial intermediary and in Appendix A to the Funds’ Prospectuses, entitled “Intermediary Sales Charge Discounts and Waivers.”

How to Redeem Shares

Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by the Funds’ Transfer Agent, an authorized broker or the broker’s authorized designee. Even after all required documents have been received, a redemption request may not be considered in good order by the Funds, their Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid.

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the shareholder will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.

All Share Classes

The Trusts have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trusts will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

Redemptions by Class A shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 534470, Pittsburgh, PA 15253-4470. (See the Funds’ current Prospectuses for more information.)

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances. The Funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)

Redemptions in Kind

To the extent consistent with state and federal law, each Virtus Mutual Fund may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings with regard to uncashed distribution checks, we may take any of the following actions:

▪ The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

▪ Any systematic withdrawal plan will be stopped immediately.

▪ If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

▪ If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

▪ No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Pricing of Shares

The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading. A Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee (if any) and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for a Fund’s foreign securities investments contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined by the Adviser pursuant to policies and procedures approved by the Board.

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Adviser. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

▪ Level 1 – quoted prices in active markets for identical securities

▪ Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪ Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds will fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For Class A shares of all Virtus fixed income funds, the CDSC is 0.50% (except Virtus Convertible Fund which has a 1.00% CDSC, and the Ultra-Short Bond Funds which do not have CDSC); for Class A shares of all other Virtus Mutual Funds, the CDSC is 1.00%. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply (except for exchanges into the Class A Ultra-Short Bond Funds). The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Financial intermediaries are permitted to initiate exchanges from one class of shares of a Fund into another class of shares of the same Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, the Distributor or the Transfer Agent. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a Fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of shares of the

Fund into another class of shares of the same Fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the Fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete a Bank Option Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.243.1574 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trusts and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Notice to Non-U.S. Individual Shareholders

Each Trust and its Shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. Each Trust reserves the right, however, to sell Shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in a Trust provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Trust is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional Shares.

In the course of its business, a Trust, its service providers and/or its selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. Each Trust, its service providers and/or its selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following summary of certain U.S. federal income tax considerations generally applicable to an investment in a Fund is intended for general informational purposes only. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis.

You are advised to consult your own tax adviser with respect to the specific tax consequences of an investment in a Fund in light of your particular circumstances and the possible application of foreign, state and local tax laws. This discussion is not intended as a substitute for careful tax planning. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Qualification as a RIC

Each Fund within the Trusts is treated as a separate corporation for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a rate of 21%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or a later date, if the Fund so elects). In addition, each RIC must distribute an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

(1) at least 90% of its gross income for each taxable year must be derived from:

a. dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and

b. net income derived from an interest in a “qualified publicly traded partnership;” and

(2) at the close of each quarter of the Funds’ taxable year:

a. at least 50% of the value of the Funds’ total assets must consist of cash, cash items, securities of other RICs, U.S. Government securities and other securities generally limited in respect to any one issuer to 5% of the value of the Funds’ assets and to not more than 10% of the outstanding voting securities of any issuer, and

b. the Fund must not invest more than 25% of its total assets in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent the Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.

Federal Income Taxation of Distributions to Shareholders

Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 50% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations.

Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxed on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

If a Fund invests in real estate investment trusts (“REITs”) and receives qualified REIT dividends, the Fund may pay Code Section 199A dividends limited to the excess of the Fund’s qualified REIT dividends for the taxable year over allocable expenses. Under final Treasury Regulations, non-corporate shareholders who meet holding period and certain other requirements are eligible for a 20% deduction against such Code Section 199A dividends. The final Treasury Regulations do not extend similar treatment to qualified publicly traded partnership income as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax professionals about their tax situations.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.

Federal Income Taxation of Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Virtus Mutual Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income. Net capital losses for non-corporate taxpayers in excess of $3,000 may be carried forward. Corporate taxpayers may carry back net capital losses for three years or carry forward net capital losses for five years, but generally may not deduct net capital losses in the year such losses arise.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the calendar year of the disposition. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Taxation of the Fund’s Investments

Taxation of Derivatives and Foreign Currency Transactions. Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan transactions and certain other transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing or character of distributions to, and thus taxes payable by, shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) could affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments.

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

Under limited circumstances, a Fund may be required to include in income certain amounts allocated to it as a shareholder of a controlled foreign corporation without receiving a distribution. Those amounts are treated as a dividend to the extent actually distributed by the controlled foreign corporation in the same year and would be included in the Fund’s investment company taxable income and not taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. Any amount required to be included in the Fund’s income, but not distributed by the controlled foreign corporation, is not treated as a dividend.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

Special Rules for Debt Obligations.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury Department has issued final regulations providing that this rule does not apply to the accrual of market discount.

If Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short- term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity - that is, at a premium - the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

High Yield Obligations.

At-Risk or Distressed Securities. A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (see below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax Information Notices

Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Code and Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Funds will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.

Tax-Exempt Shareholders

Income of a Fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of a Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.

The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. A foreign person who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of the United States withholding tax and any foreign taxes.

Under the Foreign Account Tax Compliance Act (FATCA), a 30% withholding tax may apply to certain U.S.-source dividends, interest, and other withholdable payments made to certain foreign financial institutions or other foreign entities, unless such financial institution or entity enters into an agreement to collect and report certain information regarding their direct and indirect U.S. account holders and owners to tax authorities, comply with due diligence procedures, and satisfy certain other requirements or are otherwise exempt from FATCA. The obligation to withhold under FATCA applies even if the payment would otherwise be exempt from withholding under an applicable tax treaty or under the rules applicable to foreign shareholders. Under proposed Treasury Regulations on which taxpayers, including the Funds, may rely, the FATCA withholding obligation does not apply to a Fund’s distributions of net capital gain and to the gross proceeds from a sale or redemption of Fund shares. Foreign shareholders are urged to consult their own tax professionals concerning the applicability of FATCA.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a domestic shareholder recognizes a loss with respect to a Fund in excess of $2 million or more for a non-corporate domestic shareholder or $10 million or more for a corporate domestic shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Although direct investors of certain “portfolio securities” may be excepted from such a reporting requirement, under current Treasury and IRS guidance equity owners of a RIC, such as each Fund, are not excepted. The legal determination of whether a taxpayer’s treatment of a loss is proper is independent of whether such a loss is reportable under these regulations. Significant penalties may apply if the reporting requirements are not complied with. Shareholders should consult their own tax professionals regarding any tax shelter reporting obligations.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the broad market indexes listed in the Funds’ combined prospectus.

Advertisements, sales literature and other communications may contain information about a Funds’ and the Subadviser’s current investment strategies and management style. Current strategies and style may change to allow a Fund to respond quickly to changing market and economic conditions. From time to time a Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, a Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.50% for the Funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:

(a) = dividends and interest earned during the period.

(b) = net expenses accrued for the period.

(c) = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

(d) = the maximum offering price per share of the class on the last day of the period.

FINANCIAL STATEMENTS

The fiscal year of the Trusts ends on December 31. The Trusts will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trusts’ independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

The Funds’ audited financial statements for the fiscal year ended December 31, 2022, appearing in the Funds’ 2022 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS

Description of Moody’s Investors Service and S&P Global Ratings.

The ratings of securities in which the Funds may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Subadviser may use the highest rating assigned by any agency. The Subadviser will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.(*)

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.

(*) By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write- downs of principal that could result in impairment. Together with the hybrid rid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Obligation Ratings

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P’s Global Ratings

Long-Term Issue Credit Ratings

AAA — Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC, and C — Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Short-Term Issue Credit Ratings

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

  APPENDIX B — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth information as of April 10, 2023, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.
*These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

CONTROL PERSON NAME AND ADDRESS	FUND	PERCENTAGE (%) OF FUND OUTSTANDING
CHARLES SCHWAB & CO INC REINVEST A/C XXXXXXXXX 211 MAIN ST SAN FRANCISCO CA 94105-1905	VIRTUS WESTCHESTER EVENT‐DRIVEN FUND	62.19%
CHARLES SCHWAB & CO INC * SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105‐1905	VIRTUS WESTCHESTER CREDIT EVENT FUND	38.89%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
CHARLES SCHWAB & CO INC REINVEST A/C XXXXXXXXX 211 MAIN ST SAN FRANCISCO CA 94105-1905	THE MERGER FUND ‐ A SHARES	28.71%
	THE MERGER FUND ‐ I SHARES	21.22%
	VIRTUS WESTCHESTER EVENT‐DRIVEN FUND I SHARES	65.90%
CHARLES SCHWAB & CO INC * SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105‐1905	VIRTUS WESTCHESTER CREDIT EVENT FUND A SHARES	5.83%
	VIRTUS WESTCHESTER CREDIT EVENT FUND I SHARES	39.76%
JP MORGAN SECURITIES LLC * OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT	VIRTUS WESTCHESTER CREDIT EVENT FUND A SHARES	38.63%
	VIRTUS WESTCHESTER CREDIT EVENT FUND I SHARES	6.52%
MERRILL LYNCH PIERCE FENNER & SMITH * FOR THE SOLE BENEFIT OF ITS CUSTOM 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246‐6484	THE MERGER FUND ‐ I SHARES	5.50%
MORGAN STANLEY SMITH BARNEY LLC * HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	THE MERGER FUND ‐ I SHARES	6.92%

B-1

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
NATIONAL FINANCIAL SERVICES LLC * FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310‐2010	THE MERGER FUND ‐ A SHARES	49.82%
	THE MERGER FUND ‐ I SHARES	25.13%
	VIRTUS WESTCHESTER CREDIT EVENT FUND A SHARES	14.08%
	VIRTUS WESTCHESTER EVENT‐DRIVEN FUND A SHARES	7.64%
	VIRTUS WESTCHESTER EVENT‐DRIVEN FUND I SHARES	16.14%
PERSHING LLC * 1 PERSHING PLZ JERSEY CITY NJ 07399‐0002	THE MERGER FUND ‐ I SHARES	5.52%
	VIRTUS WESTCHESTER CREDIT EVENT FUND A SHARES	5.01%
	VIRTUS WESTCHESTER CREDIT EVENT FUND I SHARES	7.45%
TD AMERITRADE INC * FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103‐2226	THE MERGER FUND ‐ A SHARES	9.03%
	THE MERGER FUND ‐ I SHARES	6.06%
	VIRTUS WESTCHESTER CREDIT EVENT FUND I SHARES	9.58%
	VIRTUS WESTCHESTER EVENT‐DRIVEN FUND A SHARES	80.2%
	VIRTUS WESTCHESTER EVENT‐DRIVEN FUND I SHARES	15.84%
VANGUARD MARKETING CORPORATION * 100 VANGUARD BLVD MALVERN PA 19355-2331	VIRTUS WESTCHESTER CREDIT EVENT FUND A SHARES	20.93%

B-2

VIRTUS EVENT OPPORTUNITIES TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits
(a)	Agreement and Declaration of Trust

1.	Amended and Restated Declaration of Trust of Virtus Event Opportunities Trust (f/k/a Westchester Capital Funds) (“Registrant” or “VEOT”) dated March 20, 2013, filed via EDGAR (as Exhibit a) with Post-Effective Amendment No. 1 (File No. 333-187583) on August 9, 2013, and incorporated herein by reference.

2.

Amendment No. 1 to Amended and Restated Declaration of Trust of the Registrant, dated November 21, 2016, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 7 (File No. 333-187583) on April 27, 2017, and incorporated herein by reference.

3.	Amendment No. 2 to Amended and Restated Declaration of Trust of the Registrant, dated October 1, 2021, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 27 (File No. 333-187583) on April 26, 2022, and incorporated herein by reference.

(b)	Bylaws

1.	Amended and Restated By-Laws of the Registrant, dated March 20, 2013, filed via EDGAR (as Exhibit b) with Post-Effective Amendment No. 1 (File No. 333-187583) on March 27, 2013, and incorporated herein by reference.

2.	*Amendment No. 1 to By-Laws adopted November 16, 2022 filed via EDGAR (as Exhibit b.2) herewith.

(c)	None

(d)	Investment Advisory Agreements

1.	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), effective October 1, 2021, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 26 (File No. 333-187583) on October 1, 2021, and incorporated herein by reference.

2.	Subadvisory Agreement among Registrant, VIA and Westchester Capital Management, LLC (“Westchester”), effective as of October 1, 2021, filed via EDGAR (as Exhibit d.3) with Post-Effective Amendment No. 26 (File No. 333-187583) on October 1, 2021, and incorporated herein by reference.

(e)	Underwriting Agreement

1.

Underwriting Agreement with VP Distributors, LLC, dated October 1, 2021, filed via EDGAR (as Exhibit e) with Post-Effective Amendment No. 26 (File No. 333-187583) on October 1, 2021, and incorporated herein by reference.

2.

Form of Sales Agreement between VP Distributors and dealers, effective September 2019, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 41 to Virtus Alternative Solutions Trust’s (“VAST”) Registration Statement (File No. 333-191940) on October 30, 2019, and incorporated herein by reference.

a)	Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective January 2023 filed via EDGAR (as Ex. e.2.a) with Post-Effective Amendment No. 42 to Virtus Asset Trust’s (“VAT”) Registration Statement (File No. 333-08045) on April 24, 2023, and incorporated herein by reference.

(f)	Amended and Restated Deferred Compensation Program, effective April 8, 2022, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 90 (File No. 033-05033) to Virtus Variable Insurance Trust’s (“VVIT”) Registration Statement on April 21, 2022, and incorporated herein by reference.

(g)	Custodian Agreement

1.	Custody Agreement between VAST and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)	Joinder Agreement and Amendment to Custody Agreement between VAST, Virtus Equity Trust (“VET”) and Virtus Opportunities Trust (“VOT”) (VET and VOT collectively, “Virtus Mutual Funds”), VVIT, VAT, Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 84 to VVIT’s Registration Statement (File No. 033-05033) on April 30, 2019, and incorporated herein by reference.

f)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT, ad VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment and Joinder to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS Offshore Fund, Ltd. (“VATS”) and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.1.i) with Post-Effective No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

j)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of November 16, 2020, filed via EDGAR (as Exhibit g.1.j) with Post-Effective No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS and the Bank of New York Mellon dated as of December 1, 2020, filed via EDGAR (as Exhibit g.1.k) with Post-Effective Amendment No. 116 to VOT’s Registration Agreement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

l)	Amendment and Joinder to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Virtus Investment Trust (“Investment Trust”), Virtus Strategy Trust (“VST”) and the Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.1.l) with Post-Effective Amendment No. 119 to VOT’s Registration Statement (File No. 033-65137) on June 21, 2021, and incorporated herein by reference.

m)	Amendment and Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(n)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

n)	Amendment and Joinder to Custody Agreement between The Merger Fund® (“TMF”), The Merger Fund® VL (“TMFVL”), VAST, Virtus Event Opportunities Trust (“VEOT”), Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST and the Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.1.n) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

o)	Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, and the Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.1.o) with Post-Effective Amendment No. 127 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

p)	Amendment and Joinder to Custody Agreement between TMF, TMFVL, VAST, VEOT, Virtus Mutual Funds, VRT, VAT, VVIT, VATS, Investment Trust, VST, Stone Harbor Leveraged Loan Fund LLC (“Leveraged Loan Fund”) and the Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.1.p) with Post-Effective Amendment No. 52 to VAST’s Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

2.	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.
a)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Duff & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”), Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund Inc. (“ZTR”) and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR and The Bank of New York Mellon dated November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.2.i) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on October 19, 2020, and incorporated herein by reference.

j)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS and The Bank of New York Mellon dated as of November 13, 2020, filed via EDGAR (as Exhibit g.2.l) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

k)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, DSE, VGI, ZTR, VATS, Virtus Artificial Intelligence & Technology Opportunities Fund (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund) (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund) (“CBH”), Virtus AllianzGI Convertible & Income Fund (f/k/a Virtus AllianzGI Convertible & Income Fund) (“NCV”), Virtus Convertible & Income Fund II (f/k/a Virtus AllianzGI Convertible & Income Fund II) (“NCZ II”), Virtus Diversified Income & Convertible Fund (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund) (“ACV”), Virtus Equity & Convertible Income Fund (f/k/a Virtus AllianzGI Equity & Convertible Income Fund) (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” and together with AIO, CBH, NCV, NCZ II, ACV, and NIE, the “VCEFII”) and The Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.2.k) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

l)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII and The Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(bb)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

m)	Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, DSE, VGI, ZTR, VCEFII and The Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.2.m) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

n)	Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, VGI, ZTR, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), Virtus Stone Harbor Emerging Markets Total Income Fund (“EDI”) (VGI, ZTR, EDF and EDI collectively, the “Closed-End Funds”), VCEFII, SHIP Funds and The Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.2.n) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

o)	Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII and The Bank of New York Mellon dated as of September 30, 2022, filed via EDGAR (as Exhibit g.2.o) with Post-Effective Amendment No. 52 to the Registration Statement (File No. 333-191940) on December 12, 2022, and incorporated herein by reference.

(h)	Other Material Contracts

1.	Transfer Agency and Service Agreement among TMF, VEOT and Virtus Fund Services, LLC (“VFS”), effective October 1, 2021, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 26 (File No. 333-187583) on October 1, 2021, and incorporated herein by reference.

2.	Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to Virtus Insight Trust’s (“VIT”) Registration Statement (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

a)	Adoption and Amendment Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of August 19, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

c)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, Virtus Mutual Funds, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

d)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of November 12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 80 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

e)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of May 28, 2015, filed via EDGAR (as Exhibit h.2.d) with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

(f)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

(g)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

(h)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.h) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

(i)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 18, 2017, filed via EDGAR (as Exhibit h.2.i) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

(j)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of January 1, 2018, filed via EDGAR (as Exhibit h.2.j) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

(k)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 20, 2018, filed via EDGAR (as Exhibit h.2.k) with Post-Effective Amendment No. 119 to VET’s Registration Statement (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

l)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 21, 2018, filed via EDGAR (as Exhibit h.2.l) with Post-Effective Amendment No. 120 to VET’s Registration Statement (File No. 002-16590) on January 25, 2019, and incorporated herein by reference.

m)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of March 22, 2019, filed via EDGAR (as Exhibit h.2.m) with Post-Effective Amendment No. 35 to VAT’s Registration Statement (File No. 333-08045) on April 25, 2019, and incorporated herein by reference.

n)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of May 22, 2019, filed via EDGAR (as Exhibit h.2.n) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 1, 2019, filed via EDGAR (as Exhibit h.2.o) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November 18, 2019, filed via EDGAR (as Exhibit h.2.p) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

q)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of August 27, 2020, filed via EDGAR (as Exhibit h.2.q) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November 13, 2020, filed via EDGAR (as Exhibit h.2.r) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

s)	Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of June 9, 2021, filed via EDGAR (as Exhibit h.2.r) with Post-Effective Amendment No. 139 to VET’s Registration Statement (File No. 002-16590) on August 2, 2021, and incorporated herein by reference.

t)	Amendment to Sub-Transfer and Shareholder Services Agreement among VAST, Virtus Mutual Funds, VAT, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of August 2, 2021, filed via EDGAR (as Exhibit 13(v)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of December 1, 2021, filed via EDGAR (as Exhibit h.2.u) with Post-Effective Amendment No. 122 to VOT’s Registration Statement (File No. 033-65137) on December 6, 2021, and incorporated herein by reference.

v)	Adoption Agreement and Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, Virtus Mutual Funds, VAT, VRT, Investment Trust, VST, TMF, VEOT, Virtus Fund Services and BNY Mellon, dated as of January 12, 2022, filed via EDGAR (as Exhibit h.2.v) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February 28, 2022, and incorporated herein by reference.

w)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of February 24, 2022, filed via EDGAR (as Exhibit h.2.w) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-08045) on April 5, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among TMF, VEOT, Virtus Mutual Funds, VAT, VAST, VRT, Investment Trust, VST, Virtus Fund Services and BNY Mellon, dated as of September 1, 2022, filed via EDGAR (as Exhibit h.2.x) with Post-Effective Amendment No. 128 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2022, and incorporated herein by reference.

3.	Administration Agreement among TMF, TMFVL, VEOT and Virtus Fund Services, LLC, effective October 1, 2021, filed via EDGAR (as Exhibit h.4) with Post-Effective No. 39 to TMFVL’s Registration Statement (File No. 333-102461) on October 1, 2021, and incorporated herein by reference.

4.

Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010, filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011, filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VATS, Virtus Fund Services and BNY Mellon, effective as of February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 (File No. 333-191940) to VAST’s Registration Statement on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VATS, Virtus Fund Services and BNY Mellon, effective as of December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

j)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VAST, VVIT, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VAST, VVIT, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 to VET’s Registration Statement (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VAST, VVIT, VAT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 to VET’s Registration Statement (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

m)	Form of Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VAST, VVIT, VAT, Virtus Fund Services and BNY Mellon dated December 1, 2018, filed via EDGAR (as Exhibit 13(rr)) to VET’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

n)	Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VRT, VAST, VVIT, VAT, Virtus Fund Services and BNY Mellon dated March 8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 84 to VVIT’s Registration Statement (File No. 033-05033) on April 30, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated May 22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November 18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated August 27, 2020, filed via EDGAR (as Exhibit h.4.r) with Post-Effective Amendment No. 133 to VET’s Registration Statement (File No. 002-16590) on September 23, 2020, and incorporated herein by reference.

s)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November 16, 2020, filed via EDGAR (as Exhibit h.4.s) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

t)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Virtus Fund Services and BNY Mellon dated December 1, 2020, filed via EDGAR (as Exhibit h.4.t) with Post-Effective Amendment No. 116 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2021, and incorporated herein by reference.

u)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated May 19, 2021, filed via EDGAR (as Exhibit h.4.u) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 24, 2021, and incorporated herein by reference.

v)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, Virtus Fund Services and BNY Mellon dated July 30, 2021, filed via EDGAR (as Exhibit h.4.v) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 24, 2021, and incorporated herein by reference.

w)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated February 12, 2022, filed via EDGAR (as Exhibit h.4.w) with Post-Effective Amendment No. 45 to VAST’s Registration Statement (File No. 333-191940) on February 24, 2022, and incorporated herein by reference.

x)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated April 8, 2022, filed via EDGAR (as Exhibit h.3.x) with Post-Effective Amendment No. 90 to VVIT’s Registration Statement (File No. 033-05033) on April 21, 2022, and incorporated herein by reference.

y)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VRT, VAT, VATS, Investment Trust, VST, TMF, TMFVL, VEOT, Virtus Fund Services and BNY Mellon dated as of September 15, 2022, filed via EDGAR (as Exhibit h.3.y) with Post-Effective Amendment No. 219 to VIT’s Registration Statement (File No. 033-36528) on October 26, 2022, and incorporated herein by reference.

5.

First Amended and Restated Fee Waiver and Expense Limitation Agreement among TMF, TMFVL, VEOT and VIA, effective as of January 1, 2023, filed via EDGAR (as Exhibit h.4) with Post-Effective Amendment No. 41 to TMFVL’s Registration Statement (File No. 333-102461) on April 21, 2023, and incorporated herein by reference.

	6.	Form of Indemnification Agreement with Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Sidney E. Harris, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, R. Keith Walton and Brian T. Zino, filed via EDGAR (as Exhibit h.7) with Post-Effective Amendment No. 39 to TMFVL’s Registration Statement (File No. 333-102461) on October 1, 2021, and incorporated herein by reference.

(i)	Legal Opinions

1.	Opinion and Consent of Counsel as to legality of shares with respect to Virtus Westchester Event-Driven Fund (f/k/a WCM Alternatives: Event-Driven Fund) dated November 15, 2013, filed via EDGAR (as Exhibit 1) with Post-Effective Amendment No. 2 (File No. 333-187583) on November 15, 2013, and incorporated herein by reference.

2.	Opinion and Consent of Counsel as to legality of shares with respect to Virtus Westchester Credit Event Fund (f/k/a WCM Alternatives: Credit Event Fund) dated November 16, 2017, filed via EDGAR (as Exhibit 2) with Post-Effective Amendment No. 11 (File No. 333-187583) on November 16, 2017, and incorporated herein by reference.

2.	*Consent of Dechert LLP filed as Exhibit (i.2) herewith.

(j)	Other Opinions 1. *Consent of Independent Registered Public Accounting Firm filed as Exhibit (j.1) herewith.

(k)	Omitted Financial Statements – Not applicable.

(l)	Form of Subscription Agreement dated November 2013, filed via EDGAR (as Exhibit (l)) to Pre-Effective Amendment No. 2 (File No. 333-187583) on November 15, 2013.

(m)

Rule 12b-1 Plans

1. Registrant’s Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares filed via EDGAR (as Exhibit m) with Post-Effective Amendment No. 26 (File No. 333-187583) on October 1, 2021, and incorporated herein by reference.

(n)

Rule 18f-3 Plan

1. Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of April 4, 2022, filed via EDGAR (as Exhibit n.1) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 033-65137) on April 5, 2022, and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics

(i)	Amended and Restated Code of Ethics of the Virtus Funds, effective October 2017, filed via EDGAR (as Exhibit (p)(i)) with Post-Effective Amendment No. 39 to TMFVL’s Registration Statement (File No. 333-102461) on October 1, 2021, and incorporated by reference herein.

(ii)	Amended and Restated Code of Ethics of VIA, VP Distributors, Westchester, and other Virtus Affiliates dated October 1, 2017, filed via EDGAR (as Exhibit (p)(ii)) with Post-Effective Amendment No. 39 to TMFVL’s Registration Statement (File No. 333-102461) on October 1, 2021, and incorporated by reference herein.

(q)	Power of Attorney

1. Power of Attorney for Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Sidney E. Harris, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, R. Keith Walton and Brian T. Zino, filed via EDGAR (as Exhibit (h.5) with Post-Effective Amendment No. 39 to TMFVL’s Registration Statement (File No. 333-102461) on October 1, 2021, and incorporated by reference herein.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), which was previously filed as Exhibit (a) to Pre-Effective Amendment No. 1 to the Registration Statement.

Reference is made to Section 18 of the Underwriting Agreement between the Trust and VP Distributors, LLC, dated as of October 1, 2021.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each Trustee has also entered into an Indemnification Agreement with each Trust. The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

Item 31.	Business and Other Connections of the Investment Adviser.

See “Management of the Funds” in the Prospectus and “Investment Advisory and Other Services” and “Management” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadviser, reference is made to the Adviser’s and Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

SEC File No.:
Adviser: VIA	801-5995
Subadviser: Westchester Capital Management, LLC	801-72002

Item 32.	Principal Underwriters.

(a)       VP Distributors, LLC serves as the principal underwriter for the following registrants:

The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust.

(b)       Directors and executive officers of VP Distributors, the address of whom is One Financial Plaza, Hartford, CT 06103 are as follows:

Name	Positions and Offices with Distributor	Positions and Offices with Registrant
Michael A. Angerthal	Senior Vice President	None
George R. Aylward	Executive Vice President	President and Trustee

Matthew A. Brown	Senior Vice President	None
Jennifer Fromm	Securities Counsel and Assistant Secretary	Vice President, Counsel, Chief Legal Officer and Secretary
Heidi C. Griswold	Vice President, Mutual Fund Services	Vice President
David Hanley	Senior Vice President and Treasurer	None

Wendy J. Hills	Senior Vice President, General Counsel and Secretary	None
Barry Mandinach	President	None

David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer

Richard W. Smirl	Executive Vice President	Executive Vice President

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Secretary of the Trust: Jennifer Fromm, Esq. One Financial Plaza Hartford, CT 06103	Sub-Administrator, Fund Accountant, and Sub-Transfer Agent: BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809
Investment Adviser: Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103	Subadviser: Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595
Administrator & Transfer Agent: Virtus Fund Services, LLC One Financial Plaza Hartford, CT 06103	With additional records at Cityside Archives 499 Mill Rd. Edison, NJ 08837
Principal Underwriter: VP Distributors, LLC One Financial Plaza Hartford, CT 06103	Custodian: The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

PART C – OTHER INFORMATION

Exhibit List

b.2	Amendment No. 1 to By-Laws
i.2	Consent of Dechert LLP
j.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut, on the 25th day of April, 2023.

VIRTUS EVENT OPPORTUNITIES TRUST

By:	/s/ George R. Aylward
George R. Aylward
Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 25th day of April, 2023.

Signatures	Title

/s/ George R. Aylward	President (Principal Executive Officer) and Trustee
George R. Aylward

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley	(Principal Financial and Accounting Officer)

*	Trustee
Donald C. Burke

*	Trustee
Sarah E. Cogan

*	Trustee
Deborah A. DeCotis

*	Trustee
F. Ford Drummond

*	Trustee
Sidney E. Harris

*	Trustee
John R. Mallin

*	Trustee
Connie D. McDaniel

*	Trustee & Chairman
Philip R. McLoughlin

*	Trustee
Geraldine M. McNamara

*	Trustee
R. Keith Walton

*	Trustee
Brian T. Zino

* By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney.